EXHIBIT 99.1
FOURTH QUARTER 2006
Supplemental Operating and Financial Data
All dollar amounts shown in this report are unaudited,
except for the December 31, 2005 Consolidated Balance Sheet.
This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy securities of Equity Office. Any offers to sell or solicitations to buy securities of Equity Office shall be made only by means of a prospectus approved for that purpose.

Equity Office Properties Trust
Table of Contents
December 31, 2006

PAGE
Corporate Data

Overview	1
Board of Trustees / Executive Officers / Equity Research Coverage / Fixed Income Research Coverage / Company Information / Senior Unsecured Debt Ratings	2
Quarterly Events	3-7

Financial Information

Key Data	8-10
Press Release	11
Consolidated Statements of Operations	12
Consolidated Balance Sheets	13
Reconciliation of Net Income to Funds From Operations (“FFO”)	14-15
Consolidated Statements of Cash Flows	16-17
Segment Information	18
Same Store Portfolio Segment Results	19-20
Statements of Discontinued Operations	21
Earnings Per Share	22
Net Free Cash Flow	23
Property Joint Venture Information	24-25
Developments	26
Fixed and Variable Rate Consolidated Debt	27
Debt Summary	28-30
Debt Maturity and Mandatorily Redeemable Preferred Shares	31
Tenant Improvements and Leasing Costs	32-33
Tenant Improvements, Leasing Costs and Capital Improvements	34
Portfolio Summary	35

Total Office Portfolio Data

Gross Leasing Summary	36
Occupancy Summary	37
Lease Expiration Schedule	38-40
Rent Expiration by Market 2007 to 2009	41
Lease Distribution by Size	42
Distribution by Industry	43

Forward-Looking Statements	44

Equity Office Properties Trust
Corporate Data
December 31, 2006

Equity Office Properties Trust
Overview
December 31, 2006
Equity Office
     The use of the word “Equity Office” in this Supplemental Operating and Financial Data Report refers to Equity Office Properties Trust and its subsidiaries, including EOP Operating Limited Partnership (“EOP Partnership”), except where the context otherwise requires.
     Equity Office is the largest publicly traded owner and manager of office properties in the United States by building square footage. At December 31, 2006, Equity Office had a national office portfolio comprised of whole or partial interests in 543 office buildings comprising 103.1 million square feet in 16 states and the District of Columbia (“Total Office Portfolio”). Equity Office owned buildings in 24 markets and in 98 submarkets, enabling it to provide premium office space for a wide range of local, regional and national customers.
     Equity Office employs approximately 2,000 employees who provide real estate management, leasing, legal, financial and accounting, acquisition, disposition and marketing expertise in its markets.
     Equity Office’s Total Office Portfolio consists of 543 office buildings comprising 103.1 million square feet. After excluding the partial interests owned by Equity Office’s joint venture partners, Equity Office’s share of the Total Office Portfolio is 93.3 million square feet and is referred to as the “Effective Office Portfolio.” The Effective Office Portfolio represents Equity Office’s economic interest in the office properties from which Equity Office derives the net income it recognizes in accordance with U.S. generally accepted accounting principles (“GAAP”). The Effective Office Portfolio square feet of 93.3 million has not been reduced to reflect Equity Office’s minority interest partners’ share of EOP Partnership. Properties that have been taken out of service and properties under development are not included in these property statistics. Throughout this report, information is disclosed for either the Total Office Portfolio or the Effective Office Portfolio, or both. The table below shows, in summary, the property statistics for each portfolio.

		Total Office Portfolio		Effective Office Portfolio
	Number	Occupied	Total	Occupied	Total
As of December 31, 2006	of Buildings	Square Feet	Square Feet	Square Feet	Square Feet

Wholly-Owned Properties	487	72,626,820	78,989,728	72,626,820	78,989,728
Consolidated Joint Ventures	50	19,170,216	20,624,903	12,362,472	13,154,426
Unconsolidated Joint Ventures	6	3,133,286	3,522,073	1,090,912	1,180,384

Total	543	94,930,322	103,136,704	86,080,204	93,324,538

Percent Occupied		92.0%		92.2%

Percent Leased		93.3%		93.5%

	Property Net Operating Income (“NOI”) for the three months ended December 31, 2006 (a)
	Unencumbered	Encumbered (b)	Total
	(Dollars in thousands)

Consolidated Properties	$404,660	$129,633	$534,293
Unconsolidated Joint Ventures	868	5,673	6,541

Total	$405,528	$135,306	$540,834

Percent of Total NOI	75%	25%	100%

Effective Office Portfolio Concentration as of or for the three months ended December 31, 2006
		Based on Property
Location	Based on Square Feet	Net Operating Income (c)

CBD	42.1%	46.4%
Suburban	57.9%	53.6%

Total	100.0%	100.0%

	Effective Office Portfolio Summary as of or for the three months ended December 31, 2006
		Percent of Property
Markets	Percent of Square Feet	Net Operating Income (c)

Boston	11.6%	13.8%
San Francisco	9.8%	11.7%
Los Angeles	7.1%	9.3%
New York	6.7%	9.1%
San Jose	6.1%	8.3%
Seattle	9.9%	7.6%
Washington, D.C.	6.5%	7.6%
Chicago	9.2%	6.6%
Orange County	6.2%	5.1%
Atlanta	4.7%	3.3%
Portland	4.2%	2.8%
Austin	3.7%	2.7%
Sacramento	2.6%	2.4%
Denver	2.9%	2.1%
San Diego	1.8%	2.0%
Stamford	1.8%	1.9%
Oakland	1.2%	0.8%

Total	96.0%	97.1%

(a)	Property NOI represents Property NOI from Continuing Operations (refer to page 18 of this Supplemental Operating and Financial Data Report) and Equity Office’s share of Property NOI from Unconsolidated Joint Ventures.

(b)	Encumbered Property NOI represents Property NOI related to properties that are subject to mortgage debt.

(c)	Based on Equity Office’s wholly-owned properties and Equity Office’s share of NOI from consolidated and unconsolidated joint ventures for the three months ended December 31, 2006 from properties owned and in service as of December 31, 2006.

Equity Office Properties Trust
December 31, 2006

Board of Trustees			Executive Officers

Samuel Zell	James D. Harper, Jr.	Sally Susman	Richard D. Kincaid	Stanley M. Stevens
Chairman and President, Equity Group Investments, L.L.C.	President, JDH Realty Co.	Executive Vice President, Global Communications,	President and	Executive Vice President,
Chairman of the Board, Equity Office Properties Trust		The Estée Lauder Companies Inc.	Chief Executive Officer	Chief Legal Counsel and Secretary

Marilyn A. Alexander	Richard D. Kincaid	Jan H.W.R. van der Vlist	Debra L. Ferruzzi	Marsha C. Williams
Independent Consultant	President and Chief Executive Officer,	Managing Director - Real Estate and Infrastructure,	Executive Vice President -	Executive Vice President and
	Equity Office Properties Trust	NIBCapital	Corporate Strategy	Chief Financial Officer

Thomas E. Dobrowski	Sheli Z. Rosenberg		Jeffrey L. Johnson	Robert J. Winter, Jr.
Former Managing Director, Real Estate and Alternative	Adjunct Professor, J.L. Kellogg Graduate		Executive Vice President and	Executive Vice President -
Investments, General Motors Asset Management	School of Business, Northwestern University		Chief Investment Officer	Development

William M. Goodyear	Stephen I. Sadove		Peyton H. Owen, Jr.
Chairman of the Board and Chief Executive Officer,	Chief Executive Officer, Saks Incorporated		Executive Vice President and
Navigant Consulting, Inc.			Chief Operating Officer

Equity Research Coverage

Art Havener / David AuBuchon	John Stewart / Michael Gorman	Michael Knott	Matthew Ostrower / David Cohen	James Feldman / Gretchen Amidon / Scott Crowe
A.G. Edwards & Sons, Inc.	Credit Suisse Securities LLC	Green Street Advisors, Inc.	Morgan Stanley	UBS Securities LLC
314.955.3436 / 314.955.5452	212.538.3183 / 212.538.4357	949.640.8780	212.761.6284 / 212.761.8564	212.713.4932 / 212.713.4057 / 212.713.1419

Ross Nussbaum / Charlotte Ng	Lou Taylor / Kristin Brown	Anthony Paolone / Michael Mueller	Paul Puryear / Ken Avalos
Banc of America Securities	Deutsche Bank	J.P. Morgan Securities Inc.	Raymond James & Associates, Inc.
212.847.5668 / 212.933.2029	203.863.2381 / 212.250.6799	212.622.6682 / 212.622.6689	727.567.2253 / 727.567.2660

Ross Smotrich / Jeffrey Langbaum	Shawn Barnes	David Harris	Sri Nagarajan / Mitchell Germain
Bear, Stearns & Co. Inc.	Edward Jones	Lehman Brothers	RBC Capital Markets
212.272.8046 / 212.272.4201	314.515.2846	212.526.1790	212.428.2360 / 212.428.2364

Jonathan Litt / Michael Bilerman	Jonathan Habermann / Sloan Bohlen	Steve Sakwa / Ian Weissman / George Auerbach	John Guinee / Michael Hudgins
Citigroup	Goldman Sachs & Company	Merrill Lynch & Company, Inc.	Stifel Nicolaus & Company, Inc.
212.816.0231 / 212.816.1383	917.343.4260 / 212.902.2796	212.449.0335 / 212.449.6255 / 212.449.8644	410.454.5520 / 410.454.4830

Fixed Income Research Coverage

Sue Berliner / Elizabeth Carter	Thomas Cook	Mark Streeter / Tarek Hamid	John Forrey	Dan Sullivan
Bear, Stearns & Co. Inc.	Citigroup Investment Research	J.P. Morgan	Merrill Lynch	Wachovia Securities
212.272.3824 / 212.272.0217	212.723.1112	212.834.5086 / 212.834.5468	212.449.8402	704.383.6441

Chris Brown
Banc of America Securities
704.386.2524

Any opinions, estimates, forecasts or predictions regarding Equity Office’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Equity Office or its management. Equity Office does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

Company Information

Corporate Headquarters	Trading Symbol	Investor Relations	Contact	Information Requests
Two North Riverside Plaza, Suite 2100	Common Shares: EOP	Equity Office Properties Trust	Beth Coronelli	To request an Investor Relations package,
Chicago, IL 60606	Series B Preferred Shares: EOPPRB	Two North Riverside Plaza, Suite 2100	Senior Vice President -	annual report, or to be added to our email list,
Telephone: 312.466.3300	Series G Preferred Shares: EOPPRG	Chicago, IL 60606	Investor Relations	please contact:
		Telephone: 800.692.5304	Telephone: 312.466.3286
	Stock Exchange Listing		Fax: 312.930.4486	Betsy Condon at 312.466.3626
	New York Stock Exchange		InvestorRelations@equityoffice.com	Betsy_Condon@equityoffice.com

Senior Unsecured Debt Ratings				Toll free within Canada and the United States:

Moody’s:	Baa2			800.692.5304
Standard & Poor’s:	BBB
Fitch:	BBB

Equity Office Properties Trust
Quarterly Events
December 31, 2006
Potential Merger:
Refer to the definitive proxy statement dated December 29, 2006, as supplemented by the proxy dated January 29, 2007, for information on the potential merger between Equity Office and an affiliate of The Blackstone Group.
Acquisitions:
Equity Office acquired whole or partial interests in the following properties:

				Effective Office Portfolio
			Number	Purchase Price
Property	Location	Acquisition Date	of Buildings	(in thousands)	Square Feet
Acquisitions during the year ended December 31, 2006:

Total for the nine months ended September 30, 2006 (a):			8	$934,021	2,279,364

During the fourth quarter 2006:
Wachovia Financial Center (b)	Miami, FL	10/3/2006	1	$194,000	574,401
Columbia Center (c)	Seattle, WA	11/30/2006	—	279,440	774,854
124 West 42nd Street (d)	New York, NY	12/8/2006	—	6,150	—

	Total for the fourth quarter 2006:		1	$479,590	1,349,255

	Total for the year ended December 31, 2006:		9	$1,413,611	3,628,619

Acquisitions subsequent to year-end through January 29, 2007:

Page Mill Center (e)	Palo Alto, CA	1/2/2007	4	$84,340	174,939
Torrey View Corporate Center (f)	San Diego, CA	1/5/2007	1	30,000	71,832

	Total:		5	$114,340	246,771

(a)	The total purchase price for the assets acquired during the nine months ended September 30, 2006 includes an acquisition of vacant land for $2.0 million, the acquisition of a 75% interest in 124 West 42nd Street for $12.4 million and the acquisition of one building under development, which comprises 42,102 square feet, for $9.6 million. Developments are not included in the total number of buildings or total square feet owned by Equity Office until they are placed in service.

(b)	Equity Office acquired a 50% interest in this property and consolidates the joint venture. The purchase price for Wachovia Financial Center includes the assumption of mortgage debt and a corresponding interest rate swap, the amount and terms of which are shown on page 6 of this Supplemental Operating and Financial Data report.

(c)	Equity Office acquired the remaining 49.9% interest in Columbia Center and now wholly-owns the property.

(d)	Equity Office acquired the remaining 25% interest in 124 West 42nd Street and now wholly-owns the property. 124 West 42nd Street is classified as out of service and is not included in the total number of buildings or total square feet owned by Equity Office.

(e)	This property is subject to a ground lease.

(f)	The purchase price for Torrey View Corporate Center includes the assumption of mortgage debt, the amount and terms of which are shown on page 6 of this Supplemental Operating and Financial Data report.

Equity Office Properties Trust
Quarterly Events (continued)
December 31, 2006
Dispositions:
Equity Office disposed of the following properties:

				Effective Office Portfolio
			Number	Sales Price
Property	Location	Disposition Date	of Buildings	(in thousands)	Square Feet
Dispositions during the year ended December 31, 2006:

Total for the nine months ended September 30, 2006 (a):			43	$852,401	5,197,748

During the fourth quarter 2006:
Cerritos Towne Center	Cerritos, CA	10/27/2006	5	$114,000	461,794
LaSalle Plaza	Minneapolis, MN	11/15/2006	1	94,800	588,908
Tri-State International	Lincolnshire, IL	12/5/2006	5	74,000	546,263
Watergate Office Towers	Emeryville, CA	12/8/2006	5	394,000	1,171,820
Presidents Plaza	Chicago, IL	12/12/2006	4	129,000	818,712
200 West Adams	Chicago, IL	12/13/2006	1	113,750	677,222
Denver Suburban Portfolio (includes Denver Corporate Center II & III, The Quadrant, Metropoint I, Metropoint II, Metropoint vacant land, 4949 South Syracuse, Terrace Building, Millennium Plaza and Millennium Plaza vacant land)	Englewood, CO & Denver, CO	12/14/2006	8	260,000	1,614,820
3280 E. Foothill Boulevard	Pasadena, CA	12/19/2006	1	54,000	150,951
Central Park Plaza	San Jose, CA	12/21/2006	6	60,250	304,241
20-32 Perimeter	Atlanta, GA	12/28/2006	7	25,130	176,143
The John Hancock Complex (b)	Boston, MA	12/28/2006	—	63,918	—

	Total for the fourth quarter 2006:		43	$1,382,848	6,510,874

	Total for the year ended December 31, 2006:		86	$2,235,249	11,708,622

Dispositions subsequent to year-end through January 29, 2007:

Atlanta View and Paces West vacant land	Atlanta, GA	1/12/2007	—	$8,000	—
75-101 Federal Street (c)(d)	Boston, MA	1/17/2007	2	134,974	419,704
Northridge I (d)	Herndon, VA	1/18/2007	1	33,700	126,080

		Total:	3	$176,674	545,784

(a)	The total number of buildings and square feet sold during the nine months ended September 30, 2006 excludes one building comprising 61,825 square feet that was previously taken out of service.

(b)	Equity Office sold its 8.1% interest in a joint venture that invested in The John Hancock Complex, which it previously accounted for as a cost method investment.

(c)	Equity Office sold its 51.61% interest in 75-101 Federal Street, which it previously accounted for under the equity method. Upon disposition, Equity Office was released from its obligations with respect to the mortgage debt that encumbered this property.

(d)	This property was classified as held for sale as of December 31, 2006.

====================================================================================================================================

Equity Office Properties Trust
Quarterly Events (continued)
December 31, 2006
Gains / Losses on Sales of Real Estate:
The table below summarizes the gains on sales of real estate, after allocations to minority interest partners, non-cash impairment charges and losses on properties sold that Equity Office recognized during the three months and years ended December 31, 2006 and 2005, respectively.

	For the three months ended December 31,		For the years ended December 31,
	2006	2005	2006	2005
	(Dollars in thousands)
Gain (loss) on sales of real estate included in Income from Continuing Operations (a)	$56,538	($1,098)	$56,852	$46,308
Gain on sales of real estate included in Discontinued Operations (b)	305,562	37,601	482,421	184,916
Minority interests’ share of gain on sales of real estate	—	—	—	(29,699)
Equity Office’s share of gain (loss) on sales of real estate classified as income from unconsolidated joint ventures (c)	—	9,093	(91)	26,499

Equity Office’s share of the gains on sales of real estate	$362,100	$45,596	$539,182	$228,024

Impairment on properties anticipated to be sold deducted from Income from Continuing Operations	—	($8,294)	($10,117)	($30,441)
Discontinued Operations:
Impairment on properties sold	—	(29,853)	(178,811)	(188,562)
Loss on properties sold	($4,509)	(3,115)	(5,712)	(169,566)
Provision for loss on properties held for sale	—	(620)	—	(37,432)

Total non-cash impairment charges and losses on properties sold and held for sale	($4,509)	($41,882)	($194,640)	($426,001)

(a)	The $56.5 million gain for the three months ended December 31, 2006 primarily represents the gain recorded on the sale of Equity Office’s investment in The John Hancock Complex. The $1.1 million loss for the three months ended December 31, 2005 represents an adjustment to the gain previously recorded on properties sold in prior periods.

(b)	The gain on sales of real estate included in Discontinued Operations for the year ended December 31, 2006 includes the recognition of a $25.6 million gain on sale related to a property sold in 2005. The recognition of this gain had previously been deferred until Equity Office collected its outstanding $66.3 million note receivable from the buyer during January 2006.

(c)	The $91 thousand loss for the year ended December 31, 2006 represents an adjustment to the gain previously recorded on properties sold in prior periods.

Equity Office Properties Trust
Quarterly Events (continued)
December 31, 2006
Debt:
The following significant debt transactions occurred during the fourth quarter 2006:

	Principal	Coupon	Effective	Maturity
	Balance	Rate	Rate (a)	Date
	(Dollars in thousands)
Mortgage Debt:

Refinanced:
Reston Town Center (b)	$211,250	5.71%	5.74%	10/11/2016

Total refinanced:	$211,250

Assumed through property acquisition:
Wachovia Financial Center (c)	$150,000	5.56%	5.56%	12/4/2009
Wachovia Financial Center (c)	12,341	LIBOR + 125 bp	LIBOR + 125 bp	12/4/2009

Total assumed through property acquisition:	$162,341

Subsequent to year-end through January 29, 2007:

Assumed through property acquisition:
Torrey View Corporate Center	$10,655	5.76%	6.01%	4/11/2013

Total assumed through property acquisition:	$10,655

Unsecured Notes:

Repaid:
10 Year Unsecured Notes	$100,000	7.13%	6.74%	12/1/2006

Total repaid:	$100,000

(a)	Includes the effect of settled interest rate swaps, offering and transaction costs and premiums and discounts.

(b)	The previous mortgage debt encumbering Reston Town Center had a total principal balance of $109.6 million as of the refinancing date. This mortgage debt was comprised of two notes, which had principal balances of $81.5 million and $28.1 million. These notes had coupon interest rates of 8.00% and 6.90%, respectively, and were scheduled to mature in January 2007.

(c)	Equity Office acquired a 50% interest in this property, which it consolidates. Upon acquisition, Equity Office assumed $162.3 million of variable rate mortgage debt and a corresponding $150.0 million floating-to-fixed interest rate swap. The swap effectively converted $150.0 million of the mortgage debt to a fixed interest rate of 5.56%. The remaining $12.3 million of mortgage debt assumed bears interest at LIBOR plus 125 basis points. Equity Office’s share of the total debt encumbering this property is $81.2 million.

Equity Office Properties Trust
Quarterly Events (continued)
December 31, 2006
Common Share Repurchase Program and Redemption of Units:
Equity Office’s Board of Trustees has authorized the repurchase of up to $2.6 billion of Common Shares under its open market repurchase program through May 2007. In a separate authorization, the Board of Trustees also approved the repurchase of an additional $450 million of Common Shares concurrent with Equity Office’s issuance of $1.5 billion exchangeable unsecured notes. The table below summarizes the Common Shares and Units repurchased during the year ended December 31, 2006. As of January 29, 2007, $296.6 million of unexercised authority remains available to repurchase Common Shares under the program.

	Common Shares			Units
	Total Number of	Average Price Paid	Total Dollar Value of Shares	Total Number of Units	Average Price	Total Dollar Value of
Period	Shares Purchased	Per Share	Repurchased	Purchased	Paid Per Unit	Units Repurchased
			(Dollars in thousands)			(Dollars in thousands)
First Quarter 2006	15,353,600	$31.79	$488,117	2,315,316	$30.51	$70,633
Second Quarter 2006 (a)	20,240,240	35.73	723,138	530,220	32.58	17,273
Third Quarter 2006	—	—	—	292,841	37.17	10,885
Fourth Quarter 2006	—	—	—	342,207	41.43	14,177

Total	35,593,840	$34.03	$1,211,255	3,480,584	$32.46	$112,968

(a)	Of the Common Shares repurchased during the second quarter 2006, 17,196,740 Common Shares were repurchased concurrently with Equity Office’s issuance of $1.5 billion of exchangeable unsecured notes.
Impact of a New Accounting Standard:
In accordance with Emerging Issues Task Force 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights (“EITF 04-5”), effective January 1, 2006 Equity Office consolidated the assets, liabilities and results of operations of 18 joint ventures that it previously accounted for under the equity method. Prior periods have not been restated for this change. The table below summarizes the effect on Equity Office’s assets and liabilities as a result of the consolidation of these joint ventures.

As of January 1, 2006
(Dollars in thousands)
Increase in investments in real estate, net of accumulated depreciation	$2,556,549
Decrease in investments in unconsolidated joint ventures	$844,591
Increase in mortgage debt, net of discounts	$681,986
Increase in minority interests — partially owned properties	$1,205,236
Increase in net other assets and liabilities	$175,264
Change in total shareholders’ equity	$—
Prior to January 1, 2006, Equity Office’s share of the net income from these joint ventures was included in “Income from investments in unconsolidated joint ventures” on the consolidated statements of operations. Upon consolidation, Equity Office’s results of operations include the revenues and expenses of these joint ventures and an allocation to the minority interest partners for their share of the net income. The consolidation of the joint ventures did not impact net income available to common shareholders or funds from operations available to common shareholders. The table below summarizes the effect on Equity Office’s results of operations for the three months and year ended December 31, 2006 as a result of the consolidation of these joint ventures.

	For the three months ended	For the year ended
	December 31, 2006	December 31, 2006
	(Dollars in thousands)
Increase in total revenues	$106,547	$411,709
Increase in total operating expenses	$82,259	$299,186
Increase in other expense (primarily interest expense)	$6,844	$34,425
Decrease in income from investments in unconsolidated joint ventures	$11,546	$42,024
Increase in minority interests — partially owned properties	$5,898	$36,074
Change in income from continuing operations	$—	$—

Equity Office Properties Trust
Financial Information
December 31, 2006

Equity Office Properties Trust
Key Data

	As of or for the three months ended
	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
	(Dollars in thousands, except per share amounts)
Selected Operating Data — Continuing Operations
Total revenues	$872,815	$823,685	$792,151	$796,456	$718,882
Income (loss) from continuing operations	12,381	(18,395)	444	3,591	3,155
Deferred rental revenue	10,198	7,072	8,741	12,482	10,954
FAS 141 rental revenue	2,135	93	(1,214)	(1,244)	(231)
Capitalized interest	10,107	9,139	6,566	474	390
Scheduled principal payments for consolidated debt	5,786	6,914	7,071	7,753	7,887

Lease Terminations
Income from early lease terminations (a)	$6,555	$2,914	$2,949	$6,468	$13,210

Portfolio Statistics
Buildings	543	585	595	615	622
Square feet
Effective Office Portfolio	93,324,538	98,486,175	99,382,250	101,284,344	101,708,291
Total Office Portfolio	103,136,704	108,498,794	109,196,728	111,122,320	111,509,053
Occupancy at end of quarter
Effective Office Portfolio	92.2%	91.1%	90.7%	90.5%	90.4%
Total Office Portfolio	92.0%	91.1%	90.7%	90.6%	90.5%

General and Administrative Expense
Corporate (excluding severance) (b)	$22,218	$16,436	$16,032	$16,987	$17,246
Property operating (excluding severance) (c)	29,864	22,722	23,601	24,374	27,704
Severance (c)	4,707	21,672	266	2,439	3,493

Total	$56,789	$60,830	$39,899	$43,800	$48,443

As a percentage of total revenues from continuing operations:
Corporate general and administrative expense	2.5%	2.0%	2.0%	2.1%	2.4%
Property operating general and administrative expense (c)	3.4%	2.8%	3.0%	3.1%	3.9%

(a)	These amounts include continuing and discontinued operations and Equity Office’s share from unconsolidated joint ventures.

(b)	Corporate general and administrative expense for the fourth quarter 2006 includes merger related expenses of $2.8 million.

(c)	During the third quarter 2006, Equity Office initiated a significant reorganization, moving from a regional to a functional structure and further centralizing operations with respect to property management, leasing and asset management. As a result of the realignment and additional severance incurred, Equity Office recorded a total severance charge of $26.4 million during the third and fourth quarter.

In conjunction with this realignment, effective the third quarter 2006, Equity Office reclassified property operating general and administrative expense previously included in property operating expense on the consolidated statements of operations to general and administrative expense. Prior period amounts have been reclassified to reflect this change.

Equity Office Properties Trust
Key Data (continued)

	As of or for the three months ended
	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005
	(Dollars in thousands, except per share amounts)
Earnings (Loss) Per Share
Net income (loss) available to common shareholders — basic	$0.89	($0.40)	$0.24	$0.12	$0.05

Net income (loss) available to common shareholders — diluted	$0.87	($0.40)	$0.24	$0.12	$0.05

Weighted average Common Shares outstanding — basic	350,843,878	348,434,284	363,933,914	369,068,729	395,008,978
Weighted average Common Shares, Units and dilutive potential common shares — diluted	397,945,609	387,833,388	408,494,060	414,266,023	438,774,607

Market Value of Common Equity
Common Shares outstanding	356,529,391	351,246,022	349,760,401	367,099,955	380,674,998
Units outstanding	38,365,406	39,153,882	39,645,974	41,314,450	43,639,766

Total	394,894,797	390,399,904	389,406,375	408,414,405	424,314,764
Common Share price at the end of the period	$48.17	$39.76	$36.51	$33.58	$30.33

Market value of common equity	$19,022,082	$15,522,300	$14,217,227	$13,714,556	$12,869,467

Preferred Shares
Series B	$147,653	$299,497	$299,497	$299,497	$299,497
Series G	212,500	212,500	212,500	212,500	212,500

Total	$360,153	$511,997	$511,997	$511,997	$511,997

Consolidated Debt
Fixed rate	$12,925,307	$12,780,756	$13,043,287	$11,129,820	$10,775,997
Variable rate	1,471,162	2,306,821	1,569,621	2,772,921	2,051,821

Total	$14,396,469	$15,087,577	$14,612,908	$13,902,741	$12,827,818

Common Share Price and Distributions
At the end of the period	$48.17	$39.76	$36.51	$33.58	$30.33
High during period	$49.10	$40.32	$36.87	$35.00	$33.17
Low during period	$39.39	$36.02	$31.78	$29.71	$28.20
Distributions per share	$0.33	$0.33	$0.33	$0.33	$0.50

Equity Office Properties Trust
Key Data (continued)

		Square Feet
	Number of	Total Office	Effective Office
Building and Square Feet Activity	Buildings	Portfolio	Portfolio
Properties owned as of:
December 31, 2005	622	111,509,053	101,708,291
Acquisitions	3	374,763	374,763
Dispositions	(10)	(783,629)	(783,629)
Building remeasurements and other	—	22,133	(15,081)

March 31, 2006	615	111,122,320	101,284,344
Acquisitions	2	273,535	273,535
Development placed in service	1	93,349	93,349
Dispositions	(20)	(1,884,483)	(1,884,483)
Property taken out of service (a)	(1)	(313,333)	(313,333)
Building remeasurements and other	(2)	(94,660)	(71,162)

June 30, 2006	595	109,196,728	99,382,250
Acquisitions	3	1,825,312	1,631,066
Dispositions	(13)	(2,529,636)	(2,529,636)
Building remeasurements and other	—	6,390	2,495

September 30, 2006	585	108,498,794	98,486,175
Acquisitions	1	1,148,801	1,349,255
Dispositions	(43)	(6,510,874)	(6,510,874)
Building remeasurements and other	—	(17)	(18)

December 31, 2006	543	103,136,704	93,324,538

(a)	The property taken out of service represents an office property Equity Office is no longer attempting to lease which may be redeveloped or sold in the future.

news release

Equity Office (Investors/Analysts):	Equity Office (Media):
Beth Coronelli	Terry Holt
312.466.3286	312.466.3102
For Immediate Release
Equity Office Announces Fourth Quarter and Full Year 2006 Results
CHICAGO (January 31, 2007) — Equity Office Properties Trust (NYSE: EOP) today reported results for the fourth quarter and full year 2006.
For the fourth quarter 2006, Equity Office reported net income available to common shareholders of $313.1 million and diluted earnings per share of $0.87, compared to net income of $19.0 million and diluted earnings per share of $0.05 in the fourth quarter 2005.
For the full year ended December 31, 2006, the company reported net income of $307.2 million and diluted earnings per share of $0.86, compared to net income of $8.1 million and diluted earnings per share of $0.02 in 2005.
Funds From Operations
For the fourth quarter 2006, Funds From Operations (FFO) available to common shareholders was $215.2 million and diluted FFO per share was $0.54. FFO for the fourth quarter 2005 was $181.1 million and diluted FFO per share was $0.41.
For 2006, FFO totaled $663.9 million and diluted FFO per share was $1.64. FFO for 2005 was $608.3 million and diluted FFO per share was $1.35.
The attachment to this press release reconciles FFO to net income, the most directly comparable GAAP measure.

11(a)

Page 2 — Equity Office Announces Fourth Quarter and Full Year 2006 Results
Financial Results Summary
The following table includes significant financial statement items that affect the comparability of GAAP net income between periods.

	For the three months ended December 31,				For the years ended December 31,
	2006		2005		2006		2005
		Per		Per		Per		Per
		Share —		Share —		Share —		Share —
(Dollars in thousands, except per share amounts)	Amount	Diluted	Amount	Diluted	Amount	Diluted	Amount	Diluted

Impairments and loss on sales of real estate and assets held for sale (a)	$(4,509)	$(0.01)	$(41,882)	$(0.10)	$(194,640)	$(0.49)	$(426,001)	$(0.94)
Gain on sales of real estate, net of minority interest in partially-owned properties (a)	362,100	0.91	45,596	0.10	539,182	1.35	228,024	0.50
Hurricane-related charges	—	—	(23,307)	(0.05)	2,000	0.01	(35,812)	(0.08)
Severance charges (a)	(4,839)	(0.01)	(3,991)	(0.01)	(29,686)	(0.07)	(11,104)	(0.02)
Merger-related costs	(2,823)	(0.01)	—	—	(2,823)	(0.01)	—	—
Income from early lease terminations (a)	6,555	0.02	13,210	0.03	18,886	0.05	80,028	0.18

Total (b)	$356,484	$0.90	$(10,374)	$(0.02)	$332,919	$0.84	$(164,865)	$(0.36)

(a)	Includes amounts from continuing operations, discontinued operations and our share of unconsolidated joint ventures.

(b)	The total per share amounts may not total the sum of the individual per share amounts due to rounding.
2006 Guidance Compared to 2006 Actual Results
Equity Office provided updated guidance for 2006 on October 31, 2006, in connection with the third quarter 2006 earnings release. Listed below is a comparison of previously issued guidance to actual results.

		Actual 2006
	2006 Guidance	Results

Diluted EPS	$(0.07) to $0.08	$0.86
Less: Gain on Sales of Real Estate (a)	(0.44)	(1.35)
Plus: Real Estate Depreciation and Amortization	2.10	2.17
Other	—	(0.04)

Diluted FFO per share	$1.59 to $1.74	$1.64

(a)	The gain on sales of real estate was $0.44 through September 30, 2006, and $1.35 for the full year 2006.
The primary assumptions used in calculating the 2006 guidance ranges included:

Actual 2006
	2006 Guidance	Results

Year-End Effective Office Portfolio Occupancy	91% to 92%	92.2%
Income from Early Lease Terminations	$15 million to $20 million	$18.9 million
Deferred Rental Revenue	$35 million to $40 million	$38.5 million
G&A Expense (a)	$160 million to $170 million	$169.4 million
Same Store Property NOI Growth (a)	0% to 1%	1.4%
Tenant Improvements and Leasing Costs	$20.00 to $21.50 per square foot	$21.10 per square foot

(a)	G&A expense excludes severance and merger-related costs. Same Store Property Net Operating Income (NOI) excludes income from early lease terminations and hurricane-related charges.

11(b)

Page 3 — Equity Office Announces Fourth Quarter and Full Year 2006 Results
Same Store Property Operating Revenues and Net Operating Income
Fourth quarter 2006 same store property operating revenues increased 2.9% as compared to fourth quarter 2005 as a result of occupancy gains, higher tenant reimbursements, and market rent growth. Same store property operating revenues for the full year increased 1.2% as compared to 2005.
Fourth quarter 2006 same store property net operating income (NOI), excluding income from early lease terminations and the effects of Hurricane Katrina, increased 4.0% as compared to fourth quarter 2005. Same store NOI for the full year, excluding income from early lease terminations and the effects of Hurricane Katrina, increased 1.4% as compared to 2005.
Leasing Results
The same store portfolio occupancy increased to 92.9% at quarter-end from 90.1% at the end of the third quarter 2005. EOP’s effective office portfolio occupancy was 92.2% at December 31, 2006, compared to 90.4% at December 31, 2005. The effective office portfolio represents the company’s economic interest in the properties, which is used to derive GAAP net income.
In the fourth quarter 2006, the company leased 5.2 million square feet, compared to 4.5 million square feet in the fourth quarter 2005. For 2006, the company leased 17.9 million square feet, compared to 20.1 million square feet in 2005.
Tenant improvements and leasing costs for leases that commenced during the fourth quarter 2006 were $28.48 per square foot on a weighted average basis, compared to $22.45 per square foot in the fourth quarter 2005. Tenant improvements and leasing costs for leases that commenced during 2006 were $21.10 per square foot on a weighted average basis, compared to $20.23 per square foot during 2005.
Investment Activity
In the fourth quarter 2006, Equity Office sold 6.5 million square feet of assets for $1.4 billion and acquired 1.3 million square feet for $479.6 million. For the full year, Equity Office sold 11.7 million square feet of assets for $2.2 billion and acquired 3.6 million square feet for $1.4 billion.
In 2007 through January 29, Equity Office sold 545,784 square feet of assets for $176.7 million and acquired 246,771 square feet for $114.3 million.
Conference Call Information
Equity Office will not be holding a conference call related to the release of the fourth quarter and full year earnings results.

11(c)

Page 4 — Equity Office Announces Fourth Quarter and Full Year 2006 Results
Forward-Looking Statements
This release includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements and that should be considered in evaluating this release and the outlook of Equity Office include, but are not limited to, changes in economic, business and competitive conditions, and other factors affecting the operation of the business of Equity Office. These and other risks and uncertainties are detailed from time to time in Equity Office’s filings with the SEC, including its Form 10-K filed on March 15, 2006, as amended by Part II — Item 1A of our Form 10-Q filed on August 8, 2006. Equity Office is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements, whether as a result of changes, new information, subsequent events or otherwise.
Equity Office Properties Trust, operating through its various subsidiaries and affiliates, is the nation’s largest publicly held office building owner and manager with a total office portfolio consisting of whole or partial interests in 543 buildings comprising 103.1 million square feet in 16 states and the District of Columbia, as of December 31, 2006. Equity Office has an ownership presence in 24 Metropolitan Statistical Areas (MSAs) and in 98 submarkets, enabling it to provide a wide range of office solutions for local, regional and national customers. For more company information visit the Equity Office website at http://www.equityoffice.com.

11(d)

Equity Office Properties Trust
Impact of EITF 04-5
In accordance with Emerging Issues Task Force 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights (“EITF 04-5”), effective January 1, 2006 Equity Office consolidated the assets, liabilities and results of operations of 18 joint ventures that it previously accounted for under the equity method. Prior periods have not been restated for this change. The table below summarizes the effect on Equity Office’s assets and liabilities as a result of the consolidation of these joint ventures.

As of January 1, 2006
(Dollars in thousands)
Increase in investments in real estate, net of accumulated depreciation	$2,556,549
Decrease in investments in unconsolidated joint ventures	$844,591
Increase in mortgage debt, net of discounts	$681,986
Increase in minority interests — partially owned properties	$1,205,236
Increase in net other assets and liabilities	$175,264
Change in total shareholders’ equity	$—
Prior to January 1, 2006, Equity Office’s share of the net income from these joint ventures was included in “Income from investments in unconsolidated joint ventures” on the consolidated statements of operations. Upon consolidation, Equity Office’s results of operations include the revenues and expenses of these joint ventures and an allocation to the minority interest partners for their share of the net income. The consolidation of the joint ventures did not impact net income available to common shareholders or funds from operations available to common shareholders. The table below summarizes the effect on Equity Office’s results of operations for the three months and year ended December 31, 2006 as a result of the consolidation of these joint ventures.

	For the three
	months ended	For the year ended
	December 31, 2006	December 31, 2006
	(Dollars in thousands)
Increase in total revenues	$106,547	$411,709
Increase in total operating expenses	$82,259	$299,186
Increase in other expense (primarily interest expense)	$6,844	$34,425
Decrease in income from investments in unconsolidated joint ventures	$11,546	$42,024
Increase in minority interests — partially owned properties	$5,898	$36,074
Change in income from continuing operations	$—	$—

11(e)

Equity Office Properties Trust
Consolidated Statements of Operations *
(Unaudited)

	For the three months ended December 31,		For the years ended December 31,
	2006	2005	2006	2005
	(Dollars in thousands, except per share amounts)
Revenues:
Rental	$651,502	$554,105	$2,542,593	$2,153,395
Tenant reimbursements	156,948	116,456	520,127	371,106
Parking	39,065	26,615	144,384	105,818
Other	19,842	17,754	68,749	100,181
Fee income	5,458	3,952	9,254	17,740

Total revenues	872,815	718,882	3,285,107	2,748,240

Expenses:
Depreciation	201,622	156,716	747,165	597,813
Amortization	45,883	24,637	142,655	88,383
Real estate taxes	100,743	77,678	397,971	308,574
Insurance	9,948	28,682	31,689	54,976
Repairs and maintenance	115,388	99,081	390,443	306,492
Property operating	106,985	83,468	412,481	304,652
Ground rent	6,184	5,014	24,302	20,489
General and administrative	56,789	48,443	201,318	169,697
Impairment	—	8,294	10,117	30,441

Total expenses	643,542	532,013	2,358,141	1,881,517

Operating income	229,273	186,869	926,966	866,723

Other income (expense):
Interest and dividend income	8,520	5,357	24,331	15,761
Realized gain on settlement of derivatives and sale of marketable securities	—	—	256	157
Interest:
Expense incurred	(235,690)	(202,601)	(914,083)	(817,677)
Amortization of deferred financing costs and prepayment expenses	(3,861)	(3,132)	(13,755)	(11,961)

Total other income (expense)	(231,031)	(200,376)	(903,251)	(813,720)

(Loss) income before income taxes, allocation to minority interests, income from investments in unconsolidated joint ventures and gain (loss) on sales of real estate	(1,758)	(13,507)	23,715	53,003
Income taxes	(1,020)	1,621	(3,397)	296
Minority Interests:
EOP Partnership	(34,747)	(2,119)	(34,082)	(907)
Partially owned properties	(7,671)	(1,856)	(46,511)	(9,825)
Income from investments in unconsolidated joint ventures (including gain (loss) on sales of real estate of $0, $9,093, $(91) and $26,499, respectively)	1,039	20,114	1,444	68,996
Gain (loss) on sales of real estate	56,538	(1,098)	56,852	46,308

Income (loss) from continuing operations	12,381	3,155	(1,979)	157,871
Discontinued operations (including net gain on sales of real estate and provision for (loss) on properties held for sale of $301,053, $33,866, $476,709 and $(22,082), respectively)	308,454	24,508	342,946	(114,932)

Net income	320,835	27,663	340,967	42,939
Preferred distributions	(7,705)	(8,701)	(33,807)	(34,803)

Net income available to common shareholders	$313,130	$18,962	$307,160	$8,136

Earnings per share — basic:
Income (loss) from continuing operations available to common shareholders per share	$0.10	($0.01)	$0.00	$0.28

Net income available to common shareholders per share	$0.89	$0.05	$0.86	$0.02

Weighted average Common Shares outstanding	350,843,878	395,008,978	357,997,357	403,147,751

Earnings per share — diluted:
Income (loss) from continuing operations available to common shareholders per share	$0.10	($0.01)	$0.00	$0.27

Net income available to common shareholders per share	$0.87	$0.05	$0.86	$0.02

Weighted average Common Shares outstanding and dilutive potential common shares	397,945,609	438,774,607	397,947,822	452,046,455

Distributions declared per Common Share outstanding	$0.33	$0.50	$1.32	$2.00

*	Refer to page 7 of this Supplemental Operating and Financial Data Report for the impact of Equity Office’s adoption of EITF 04-5 on the consolidated statements of operations.

Equity Office Properties Trust
Consolidated Balance Sheets *

	December 31, 2006
	(Unaudited)	December 31, 2005
	(Dollars in thousands,
	except per share amounts)
Assets:
Investments in real estate	$25,467,496	$22,914,757
Developments in process	726,116	567,129
Land available for development	167,171	176,868
Investments in real estate held for sale, net of accumulated depreciation	28,757	104,132
Accumulated depreciation	(4,010,988)	(3,330,744)

Investments in real estate, net of accumulated depreciation	22,378,552	20,432,142
Cash and cash equivalents	153,870	78,164
Tenant and other receivables (net of allowance for doubtful accounts of $13,316 and $8,853, respectively)	124,464	94,858
Deferred rent receivable	564,095	496,826
Escrow deposits and restricted cash	313,626	38,658
Investments in unconsolidated joint ventures	108,679	947,989
Deferred financing costs (net of accumulated amortization of $52,232 and $45,920, respectively)	89,982	58,809
Deferred leasing costs and other related intangibles (net of accumulated amortization of $358,916 and $232,024, respectively)	725,800	522,926
Prepaid expenses and other assets	313,892	303,181

Total Assets	$24,772,960	$22,973,553

Liabilities, Minority Interests, Mandatorily Redeemable Preferred Shares and Shareholders’ Equity:
Liabilities:
Mortgage debt (net of (discounts) of $(3,139) and $(5,185), respectively)	$3,477,012	$2,164,198
Unsecured notes (net of (discounts) of $(23,992) and $(23,936), respectively)	9,879,457	9,032,620
Lines of credit	1,040,000	1,631,000
Accounts payable and accrued expenses	725,807	574,225
Distribution payable	2,496	3,736
Other liabilities (net of (discounts) of $(22,658) and $(25,597), respectively)	671,514	483,468
Commitments and contingencies	—	—

Total Liabilities	15,796,286	13,889,247

Minority Interests:
EOP Partnership	701,493	863,923
Partially owned properties	1,396,059	172,278

Total Minority Interests	2,097,552	1,036,201

Mandatorily Redeemable Preferred Shares:
5.25% Series B Convertible, Cumulative Redeemable Preferred Shares, liquidation preference $50.00 per share, 2,953,057 and 5,989,930 issued and outstanding, respectively	147,653	299,497

Shareholders’ Equity:
Preferred Shares, 100,000,000 authorized:
7.75% Series G Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 8,500,000 issued and outstanding	212,500	212,500
Common Shares, $0.01 par value; 750,000,000 shares authorized, 356,529,391 and 380,674,998 issued and outstanding, respectively	3,565	3,807
Other Shareholders’ Equity:
Additional paid in capital	8,881,555	9,745,819
Deferred compensation	—	(533)
Dividends in excess of accumulated earnings	(2,318,406)	(2,156,627)
Accumulated other comprehensive loss (net of accumulated amortization of $18,763 and $11,948, respectively)	(47,745)	(56,358)

Total Shareholders’ Equity	6,731,469	7,748,608

Total Liabilities, Minority Interests, Mandatorily Redeemable Preferred Shares and Shareholders’ Equity	$24,772,960	$22,973,553

*	Refer to page 7 of this Supplemental Operating and Financial Data Report for the impact of Equity Office’s adoption of EITF 04-5 on the consolidated balance sheets.

Equity Office Properties Trust
Reconciliation of Net Income to Funds From Operations (“FFO”)

	For the three months ended December 31,
	2006	2005
	(Dollars in thousands, except per share amounts)
Reconciliation of net income to FFO (a):
Net income	$320,835	$27,663
Adjustments:
Plus depreciation and amortization:
Included in income from continuing operations and discontinued operations	253,907	198,869
Included in income from investments in unconsolidated joint ventures	3,054	13,408
Allocated to minority interests in partially owned properties	(23,978)	(1,488)
Non-real estate related depreciation and amortization	(3,594)	(5,178)
Less net gain on sales of real estate:
Included in income from continuing operations and discontinued operations	(362,100)	(36,503)
Included in income from investments in unconsolidated joint ventures	—	(9,093)
Less minority interests in EOP Partnership share of the above adjustments	13,391	(15,882)

FFO	201,515	171,796
Preferred distributions	(7,705)	(8,701)

FFO available to common shareholders — basic	$193,810	$163,095

Net income available to common shareholders per share — basic	$0.89	$0.05

FFO available to common shareholders per share — basic	$0.55	$0.41

	Net Income	FFO (b)	Net Income	FFO (b)

Adjustments to arrive at net income and FFO available to common shareholders:
Net income and FFO	$320,835	$201,515	$27,663	$171,796
Preferred distributions	(7,705)	(7,705)	(8,701)	(8,701)

Net income and FFO available to common shareholders	313,130	193,810	18,962	163,095
Net income allocated to minority interests in EOP Partnership	34,747	34,747	2,119	2,119
Minority interests in EOP Partnership share of the above adjustments	—	(13,391)	—	15,882

Net income and FFO available to common shareholders — diluted	$347,877	$215,166	$21,081	$181,096

Weighted average Common Shares and dilutive potential common shares outstanding	397,945,609	397,945,609	438,774,607	441,667,793

Net income and FFO available to common shareholders per share — diluted	$0.87	$0.54	$0.05	$0.41

	Common Shares and common share equivalents
Weighted average Common Shares outstanding (used for both net income and FFO basic per share calculation)	350,843,878	395,008,978
Effect of dilutive potential common shares:
Units	38,739,326	43,765,629
$1.5 billion exchangeable notes which are dilutive to both net income and FFO	1,381,116	—
Share options and restricted shares which are dilutive to both net income and FFO	6,981,289	—

Weighted average Common Shares and dilutive potential common shares used for net income available to common shareholders	397,945,609	438,774,607
Impact of share options and restricted shares which are dilutive to FFO but not dilutive to net income	—	2,893,186

Weighted average Common Shares and dilutive potential common shares used for the calculation of FFO available to common shareholders	397,945,609	441,667,793

(a)	FFO is a non-GAAP financial measure. The most directly comparable GAAP measure is net income, to which it is reconciled. See definition below.

(b)	FFO for the three months ended December 31, 2006 and 2005 includes $4.5 million and $41.9 million, respectively, of non-cash impairment charges and losses on properties sold and properties held for sale, which is equivalent to $0.01 and $0.09 per share on a diluted basis, respectively. These charges are not added back to net income when calculating FFO.
FFO Definition:
     FFO is defined as net income, computed in accordance with accounting principles generally accepted in the United States (“GAAP”), excluding gains from sales of properties (but including losses from sales of properties, impairments and provisions for losses on properties held for sale), plus real estate related depreciation and amortization. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. Equity Office believes that FFO is helpful to investors as one of several measures of the performance of an equity REIT. Equity Office further believes that by excluding the effect of depreciation, amortization and gains from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and between other equity REITs. Investors should review FFO, along with GAAP net income when trying to understand an equity REIT’s operating performance. Equity Office computes FFO in accordance with its interpretation of the standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), which may not be comparable to FFO reported by other equity REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than Equity Office does. FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of Equity Office’s financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of its liquidity, nor is it indicative of funds available to fund its cash needs, including its ability to make cash distributions.

Equity Office Properties Trust
Reconciliation of Net Income to Funds From Operations (“FFO”) (continued)

	For the years ended December 31,
	2006	2005
	(Dollars in thousands, except per share amounts)
Reconciliation of net income to FFO (a):
Net income	$340,967	$42,939
Adjustments:
Plus depreciation and amortization:
Included in income from continuing operations and discontinued operations	942,913	797,441
Included in income from investments in unconsolidated joint ventures	11,667	51,382
Allocated to minority interests in partially owned properties	(75,749)	(5,907)
Non-real estate related depreciation and amortization	(17,005)	(15,606)
Less net gain on sales of real estate:
Included in income from continuing operations and discontinued operations	(539,273)	(231,223)
Included in income from investments in unconsolidated joint ventures (b)	91	(26,499)
Allocated to minority interests in partially owned properties	—	29,699
Less minority interests in EOP Partnership share of the above adjustments	(32,224)	(60,127)

FFO	631,387	582,099
Preferred distributions	(33,807)	(34,803)

FFO available to common shareholders — basic	$597,580	$547,296

Net income available to common shareholders per share — basic	$0.86	$0.02

FFO available to common shareholders per share — basic	$1.67	$1.36

Adjustments to arrive at net income and FFO available to common shareholders:	Net Income	FFO (c)	Net Income	FFO (c)

Net income and FFO	$340,967	$631,387	$42,939	$582,099
Preferred distributions	(33,807)	(33,807)	(34,803)	(34,803)

Net income and FFO available to common shareholders	307,160	597,580	8,136	547,296
Net income allocated to minority interests in EOP Partnership	34,082	34,082	907	907
Minority interests in EOP Partnership share of the above adjustments	—	32,224	—	60,127

Net income and FFO available to common shareholders — diluted	$341,242	$663,886	$9,043	$608,330

Weighted average Common Shares and dilutive potential common shares outstanding	397,947,822	403,784,706	452,046,455	452,046,455

Net income and FFO available to common shareholders per share — diluted	$0.86	$1.64	$0.02	$1.35

	Common Shares and common share equivalents
Weighted average Common Shares outstanding (used for both net income and FFO basic per share calculation)	357,997,357	403,147,751
Effect of dilutive potential common shares:
Units	39,950,465	45,199,136
Share options and restricted shares which are dilutive to both net income and FFO	—	3,699,568

Weighted average Common Shares and dilutive potential common shares used for net income available to common shareholders	397,947,822	452,046,455
Impact of share options and restricted shares which are dilutive to FFO but not dilutive to net income	5,836,884	—

Weighted average Common Shares and dilutive potential common shares used for the calculation of FFO available to common shareholders	403,784,706	452,046,455

(a)	FFO is a non-GAAP financial measure. The most directly comparable GAAP measure is net income, to which it is reconciled. See definition below.

(b)	The loss for the year ended December 31, 2006 represents an adjustment to the gain previously recorded on properties sold in prior periods.

(c)	FFO for the years ended December 31, 2006 and 2005 includes $194.6 million and $426.0 million, respectively, of non-cash impairment charges and losses on properties sold and properties held for sale, which is equivalent to $0.48 and $0.94 per share on a diluted basis, respectively. These charges are not added back to net income when calculating FFO.
FFO Definition:
FFO is defined as net income, computed in accordance with accounting principles generally accepted in the United States (“GAAP”), excluding gains from sales of properties (but including losses from sales of properties, impairments and provisions for losses on properties held for sale), plus real estate related depreciation and amortization. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. Equity Office believes that FFO is helpful to investors as one of several measures of the performance of an equity REIT. Equity Office further believes that by excluding the effect of depreciation, amortization and gains from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and between other equity REITs. Investors should review FFO, along with GAAP net income when trying to understand an equity REIT’s operating performance. Equity Office computes FFO in accordance with its interpretation of the standards established by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), which may not be comparable to FFO reported by other equity REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than Equity Office does. FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of Equity Office’s financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of its liquidity, nor is it indicative of funds available to fund its cash needs, including its ability to make cash distributions.

Equity Office Properties Trust
Consolidated Statements of Cash Flows *

	For the three months ended December 31,		For the years ended December 31,
	2006	2005	2006	2005
	(Dollars in thousands, unaudited)
Operating Activities:
Net income	$320,835	$27,663	$340,967	$42,939
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	258,524	204,024	967,591	818,172
Compensation expense related to restricted shares and stock options	5,183	3,937	23,682	23,887
Income from investments in unconsolidated joint ventures	(1,039)	(20,114)	(1,444)	(68,996)
Net (contributions to) distributions from unconsolidated joint ventures	(2,279)	9,246	(4,366)	52,690
Net (gain) on sales of real estate and provision for loss on properties held for sale	(357,591)	(32,768)	(533,561)	(24,226)
Impairment	—	38,147	188,928	219,003
Provision for doubtful accounts	1,636	1,052	6,079	6,428
Income allocated to minority interests	42,418	3,900	80,593	41,097
Other	—	—	—	448
Changes in assets and liabilities:
(Increase) in rent receivable	(35,932)	(36,863)	(19,961)	(21,933)
(Increase) in deferred rent receivable	(15,537)	(12,012)	(52,248)	(63,455)
(Increase) in prepaid expenses and other assets	(47,743)	(48,470)	(2,955)	(34,580)
Increase in accounts payable and accrued expenses	47,426	54,540	23,406	2,222
(Decrease) increase in other liabilities	(2,308)	10,135	(20,821)	(5,706)

Net cash provided by operating activities	213,593	202,417	995,890	987,990

Investing Activities:
Property acquisitions (including deposits made for property acquisitions)	(268,601)	(246,370)	(1,204,288)	(1,266,584)
Property dispositions (including deposits received for property dispositions)	660,613	208,099	1,169,455	1,828,954
Increase in cash upon consolidation of certain joint ventures	—	—	51,357	—
Distributions from (investments in) unconsolidated joint ventures	—	51,543	(11,040)	238,239
Capital and tenant improvements (including development costs)	(180,121)	(128,687)	(519,682)	(370,595)
Lease commissions and other costs	(49,443)	(29,251)	(140,576)	(122,724)
Decrease in escrow deposits and restricted cash	709,692	76,634	827,640	664,123
Investments in notes receivable	—	(50,000)	—	(50,000)

Net cash provided by (used for) investing activities	872,140	(118,032)	172,866	921,413

Financing Activities:
Proceeds from mortgage debt	101,683	518,705	685,790	518,855
Principal payments on mortgage debt	(7,787)	(187,445)	(235,678)	(1,077,322)
Proceeds from unsecured notes	—	1,791	1,470,000	40,549
Repayment of unsecured notes	(103,044)	—	(653,107)	(675,000)
Proceeds from lines of credit	2,867,460	5,760,370	21,997,859	13,867,270
Repayment of lines of credit	(3,713,460)	(4,940,370)	(22,588,859)	(12,784,270)
Payments of loan costs and offering costs	(480)	(1,559)	(11,547)	(8,920)
Settlement of interest rate swap agreements	—	—	—	(8,677)
Contributions from minority interests in partially owned properties related to repayment of mortgage debt	—	—	48,705	—
Distributions to minority interests in partially owned properties	(10,983)	(1,891)	(68,480)	(11,208)
Proceeds from exercise of stock options	19,332	3,608	148,200	141,982
Distributions to common shareholders and unitholders	(258,588)	(439,639)	(522,983)	(893,779)
Repurchase of Common Shares	(142)	(851,807)	(1,217,791)	(959,129)
Redemption of Units	(14,177)	(5,849)	(112,968)	(56,525)
Payment of preferred distributions	(8,048)	(8,048)	(32,191)	(32,191)

Net cash (used for) financing activities	(1,128,234)	(152,134)	(1,093,050)	(1,938,365)

Net (decrease) increase in cash and cash equivalents	(42,501)	(67,749)	75,706	(28,962)
Cash and cash equivalents at the beginning of the period	196,371	145,913	78,164	107,126

Cash and cash equivalents at the end of the period	$153,870	$78,164	$153,870	$78,164

*	Refer to page 7 of this Supplemental Operating and Financial Data Report for the impact of Equity Office’s adoption of EITF 04-5 on the consolidated statements of cash flows.

Equity Office Properties Trust
Consolidated Statements of Cash Flows (continued) *

	For the three months ended December 31,		For the years ended December 31,
	2006	2005	2006	2005
	(Dollars in thousands, unaudited)
Supplemental Information:
Interest paid during the period (including capitalized interest of $10,107, $390, $26,286 and $441, respectively)	$186,819	$153,857	$898,732	$829,209

Non-Cash Investing and Financing Activities:
Investing Activities:
Escrow deposits related to property dispositions	$(703,922)	$—	$(1,096,641)	$(639,439)

Mortgage loan repayment as a result of a property disposition	$—	$—	$—	$(13,386)

Mortgage loan assumed upon acquisition of a property	$178,476	$73,512	$193,676	$118,487

Loan issued in connection with a property disposition	$—	$(66,300)	$—	$(66,300)

Units issued in connection with a property acquisition	$—	$—	$—	$3,339

Changes in accounts due to consolidation of certain joint ventures upon adoption of a new accounting standard and upon acquisition:
Decrease in investments in unconsolidated joint ventures	$—	$—	$(844,591)	$—

Increase in investments in real estate	$135,891	$—	$3,032,691	$—

Increase in accumulated depreciation	$(21,111)	$—	$(307,680)	$—

Increase in mortgage debt, net of discounts	$(81,171)	$—	$(763,157)	$—

Increase in minority interests — partially owned properties	$(41,775)	$—	$(1,299,848)	$—

Increase in other assets and liabilities	$4,516	$—	$127,578	$—

Changes in accounts due to partial sale of real estate:
Increase in investment in unconsolidated joint ventures	$—	$—	$—	$36,349

Decrease in investments in real estate	$—	$—	$—	$(43,931)

Decrease in accumulated depreciation	$—	$—	$—	$8,403

Decrease in other assets and liabilities	$—	$—	$—	$(940)

Financing Activities:
Mortgage loan repayment as a result of a property disposition	$—	$—	$—	$13,386

Mortgage loan assumed upon acquisition of a property	$(178,476)	$(73,512)	$(193,676)	$(118,487)

Loan issued in connection with a property disposition	$—	$66,300	$—	$66,300

Units issued in connection with a property acquisition	$—	$—	$—	$(3,339)

*	Refer to page 7 of this Supplemental Operating and Financial Data Report for the impact of Equity Office’s adoption of EITF 04-5 on the consolidated statements of cash flows.

Equity Office Properties Trust
Segment Information *
     Equity Office’s primary business is the ownership and operation of office properties, which represents Equity Office’s only reportable segment. The primary financial measure that Equity Office’s chief operating decision makers use for the office properties is property net operating income, which represents rental revenue, tenant reimbursements, parking and other operating revenues less real estate taxes, insurance, repairs and maintenance and property operating expense (all as reflected in the accompanying consolidated statements of operations). Equity Office believes that property net operating income is helpful to investors as a supplemental measure of Equity Office’s operating performance because it represents the actual operating results of Equity Office’s properties. Total assets consists primarily of the assets in the office properties operating segment. There are other assets such as corporate furniture, fixtures and equipment that are not associated with the office property segment, but these assets are immaterial.

	For the three months ended December 31,		For the years ended December 31,
	2006	2005	2006	2005
		(Dollars in thousands)
Property Operating Revenues:
Rental	$651,502	$554,105	$2,542,593	$2,153,395
Tenant reimbursements	156,948	116,456	520,127	371,106
Parking	39,065	26,615	144,384	105,818
Other (a)	19,842	17,754	68,749	100,181

Total Property Operating Revenues	867,357	714,930	3,275,853	2,730,500

Property Operating Expenses:
Real estate taxes	100,743	77,678	397,971	308,574
Insurance	9,948	28,682	31,689	54,976
Repairs and maintenance	115,388	99,081	390,443	306,492
Property operating	106,985	83,468	412,481	304,652

Total Property Operating Expenses	333,064	288,909	1,232,584	974,694

Property Net Operating Income from Continuing Operations	$534,293	$426,021	$2,043,269	$1,755,806

Property Operating Margin from Continuing Operations (b)	61.6%	59.6%	62.4%	64.3%

Reconciliation of Property Net Operating Income from Continuing Operations to Income (Loss) from Continuing Operations:

Property Net Operating Income from Continuing Operations	$534,293	$426,021	$2,043,269	$1,755,806
Add:
Fee income	5,458	3,952	9,254	17,740
Less:
Depreciation	(201,622)	(156,716)	(747,165)	(597,813)
Amortization	(45,883)	(24,637)	(142,655)	(88,383)
Ground rent	(6,184)	(5,014)	(24,302)	(20,489)
General and administrative	(56,789)	(48,443)	(201,318)	(169,697)
Impairment	—	(8,294)	(10,117)	(30,441)

Operating Income	229,273	186,869	926,966	866,723
Less:
Other expenses, primarily interest expense	(231,031)	(200,376)	(903,251)	(813,720)
Income taxes	(1,020)	1,621	(3,397)	296
Minority Interests:
EOP Partnership	(34,747)	(2,119)	(34,082)	(907)
Partially owned properties	(7,671)	(1,856)	(46,511)	(9,825)
Add:
Income from investments in unconsolidated joint ventures	1,039	20,114	1,444	68,996
Gain (loss) on sales of real estate	56,538	(1,098)	56,852	46,308

Income (Loss) from Continuing Operations	$12,381	$3,155	($1,979)	$157,871

(a)	Other income consists primarily of income from early lease terminations and ancillary income from tenants. Income from early lease terminations was $6.5 million and $10.8 million for the three months ended December 31, 2006 and 2005, respectively, and $17.2 million and $75.2 million for the years ended December 31, 2006 and 2005, respectively. The total for the year ended December 31, 2005 includes a significant lease termination related to one tenant of $53.2 million.

(b)	Defined as Property Net Operating Income from Continuing Operations divided by Total Property Operating Revenues.

*	Refer to page 7 of this Supplemental Operating and Financial Data Report for the impact of Equity Office’s adoption of EITF 04-5 on segment information.

Equity Office Properties Trust
Same Store Portfolio Segment Results
     The financial results presented in the consolidated statements of operations show significant changes from period to period. The period-to-period financial results may not be comparable because of property acquisitions and dispositions. Equity Office also consolidated 18 joint ventures (that were previously recorded under the equity method) as a result of the adoption of EITF 04-5 on January 1, 2006. Prior periods have not been restated for this change. Although the consolidation of the joint ventures did not impact net income or funds from operations available to common shareholders, it has impacted the comparability of revenues and expenses to the prior period. These 18 joint ventures are reflected below as part of Non-Same Store. The net income for properties sold and properties held for sale (including all revenue and expense line items) is included in Discontinued Operations. As a result of the significant acquisition, disposition and consolidation activity, Equity Office has presented condensed consolidated segment results for properties owned during the comparable periods (the “Same Store Portfolio”). The Total Company segment results include the Same Store Portfolio as well as amounts attributable to acquisitions, joint venture consolidations and corporate level expenses (“Non-Same Store”). The Total Company segment results shown are reconciled to GAAP on the Segment Information page of this document.

							Same Store Portfolio Change
	For the three months ended December 31, 2006			For the three months ended December 31, 2005			Favorable/(Unfavorable)
	Same Store Portfolio	Non-Same Store	Total Company	Same Store Portfolio	Non-Same Store	Total Company	Amount	%
	(Dollars in thousands)			(Dollars in thousands)			(Dollars in thousands)
Property Net Operating Income from Continuing Operations:
Revenues:
Property operating revenues	$715,763	$151,594	$867,357	$695,795	$19,135	$714,930	$19,968	2.9%

Expenses:
Real estate taxes	78,172	22,571	100,743	73,971	3,707	77,678	(4,201)	(5.7%)
Insurance	6,008	3,940	9,948	28,455	227	28,682	22,447	78.9%
Repairs and maintenance	95,955	19,433	115,388	97,038	2,043	99,081	1,083	1.1%
Property operating	84,941	22,044	106,985	81,514	1,954	83,468	(3,427)	(4.2%)

Property operating expenses	265,076	67,988	333,064	280,978	7,931	288,909	15,902	5.7%

Property net operating income from continuing operations	$450,687	$83,606	$534,293	$414,817	$11,204	$426,021	$35,870	8.6%

Property operating margin (a)	63.0%	55.2%	61.6%	59.6%	58.6%	59.6%		3.4%

Property Net Operating Income from Continuing Operations Excluding Income from Early Lease Terminations and Effects of Hurricane Katrina:
Property net operating income from continuing operations	$450,687	$83,606	$534,293	$414,817	$11,204	$426,021	$35,870	8.6%
Less income from early lease terminations	(6,474)	(7)	(6,481)	(10,795)	—	(10,795)	(4,321)	(40.0%)
Plus rental revenue loss related to Hurricane Katrina	—	—	—	2,394	—	2,394	2,394	100.0%
Plus expenses related to Hurricane Katrina	—	—	—	20,913	—	20,913	20,913	100.0%

Total property net operating income from continuing operations, as adjusted	$444,213	$83,599	$527,812	$427,329	$11,204	$438,533	$16,884	4.0%

Property operating margin excluding income from early lease terminations and effects of Hurricane Katrina (a)	62.6%	55.1%	61.3%	62.2%	58.6%	62.1%		0.4%

Additional Information — Selected Amounts Included in Property Operating Revenues:
Deferred rental revenue	$4,026	$6,172	$10,198	$10,729	$225	$10,954	($6,703)	(62.5%)

	Occupancy Rates
	At December 31, 2006	At September 30, 2006	At December 31, 2005	At September 30, 2005
CBD	94.5%	93.7%	93.2%	92.7%
Suburban	91.9%	90.6%	90.0%	88.5%

Total Same Store Portfolio	92.9%	91.8%	91.2%	90.1%

Square Feet	83,533,622
Number of Properties	470

(a)	Property operating margin is calculated by dividing property net operating income from continuing operations by property operating revenues.

Equity Office Properties Trust
Same Store Portfolio Segment Results (continued)
     The financial results presented in the consolidated statements of operations show significant changes from period to period. The period-to-period financial results may not be comparable because of property acquisitions and dispositions. Equity Office also consolidated 18 joint ventures (that were previously recorded under the equity method) as a result of the adoption of EITF 04-5 on January 1, 2006. Prior periods have not been restated for this change. Although the consolidation of the joint ventures did not impact net income or funds from operations available to common shareholders, it has impacted the comparability of revenues and expenses to the prior period. These 18 joint ventures are reflected below as part of Non-Same Store. The net income (loss) for properties sold and properties held for sale (including all revenue and expense line items) is included in Discontinued Operations. As a result of the significant acquisition, disposition and consolidation activity, Equity Office has presented condensed consolidated segment results for properties owned during the comparable periods (the “Same Store Portfolio”). The Total Company segment results include the Same Store Portfolio as well as amounts attributable to acquisitions, joint venture consolidations and corporate level expenses (“Non-Same Store”). The Total Company segment results shown are reconciled to GAAP on the Segment Information page of this document.

							Same Store Portfolio Change
	For the years ended December 31, 2006			For the years ended December 31, 2005			Favorable/(Unfavorable)
	Same Store Portfolio	Non-Same Store	Total Company	Same Store Portfolio	Non-Same Store	Total Company	Amount	%
	(Dollars in thousands)			(Dollars in thousands)			(Dollars in thousands)
Property Net Operating Income from Continuing Operations:
Revenues:
Property operating revenues	$2,691,885	$583,968	$3,275,853	$2,660,133	$70,367	$2,730,500	$31,752	1.2%

Expenses:
Real estate taxes	308,435	89,536	397,971	297,085	11,489	308,574	(11,350)	(3.8%)
Insurance	19,690	11,999	31,689	53,464	1,512	54,976	33,774	63.2%
Repairs and maintenance	318,805	71,638	390,443	297,483	9,009	306,492	(21,322)	(7.2%)
Property operating	326,060	86,421	412,481	294,482	10,170	304,652	(31,578)	(10.7%)

Property operating expenses	972,990	259,594	1,232,584	942,514	32,180	974,694	(30,476)	(3.2%)

Property net operating income from continuing operations	$1,718,895	$324,374	$2,043,269	$1,717,619	$38,187	$1,755,806	$1,276	0.1%

Property operating margin (a)	63.9%	55.5%	62.4%	64.6%	54.3%	64.3%		(0.7%)

Property Net Operating Income from Continuing Operations Excluding Income from Early Lease Terminations and Effects of Hurricane Katrina:
Property net operating income from continuing operations	$1,718,895	$324,374	$2,043,269	$1,717,619	$38,187	$1,755,806	$1,276	0.1%
Less income from early lease terminations	(14,985)	(2,230)	(17,215)	(75,094)	(101)	(75,195)	(60,109)	(80.0%)
Plus rental revenue loss related to Hurricane Katrina	—	—	—	4,333	—	4,333	4,333	100.0%
Plus expenses related to Hurricane Katrina	(2,000)	—	(2,000)	31,479	—	31,479	33,479	106.4%

Total property net operating income from continuing operations, as adjusted	$1,701,910	$322,144	$2,024,054	$1,678,337	$38,086	$1,716,423	$23,573	1.4%

Property operating margin excluding income from early lease terminations and effects of Hurricane Katrina (a)	63.6%	55.4%	62.1%	64.8%	54.2%	64.5%		(1.2%)

Additional Information — Selected Amounts Included in Property Operating Revenues:
Deferred rental revenue	$22,393	$16,100	$38,493	$53,630	$3,965	$57,595	($31,237)	(58.2%)

	Occupancy Rates
	At December 31, 2006	At December 31, 2005	At December 31, 2004
CBD	94.5%	93.2%	92.7%
Suburban	92.0%	90.2%	87.2%

Total Same Store Portfolio	93.0%	91.4%	89.3%

Square Feet	80,985,372
Number of Properties	439

(a)	Property operating margin is calculated by dividing property net operating income from continuing operations by property operating revenues.

Equity Office Properties Trust
Statements of Discontinued Operations
     The net income (loss) for properties sold and properties held for sale is reflected in the consolidated statements of operations as Discontinued Operations for the periods presented. Properties that were partially sold are not reflected as discontinued operations in accordance with FAS 144.

	For the three months ended December 31,		For the years ended December 31,
	2006	2005	2006	2005
	(Dollars in thousands)
Property operating revenues	$26,816	$72,180	$187,704	$414,318

Expenses:
Depreciation and amortization	6,402	17,516	53,093	111,245
Property operating and ground rent	13,057	33,696	89,246	174,459
General and administrative	38	150	290	220
Impairment	—	29,853	178,811	188,562

Total expenses	19,497	81,215	321,440	474,486

Operating income (loss)	7,319	(9,035)	(133,736)	(60,168)

Other income (expense):
Interest income	86	120	551	475
Interest expense and amortization of deferred financing costs and prepayment expenses	—	(518)	(536)	(2,706)

Total other income (expense)	86	(398)	15	(2,231)

Income (loss) before income taxes, allocations to minority interests, net gain on sales of real estate and provision for (loss) on properties held for sale	7,405	(9,433)	(133,721)	(62,399)
Income taxes	(4)	—	(42)	(86)
Income allocated to minority interests - partially owned properties (including gains on sales of real estate of $0, $0, $0 and $29,699, respectively)	—	75	—	(30,365)
Net gain on sales of real estate	301,053	34,486	476,709	15,350
Provision for (loss) on properties held for sale	—	(620)	—	(37,432)

Net income (loss)	$308,454	$24,508	$342,946	($114,932)

Property net operating income from discontinued operations (a)	$14,217	$39,447	$99,558	$244,300

(a)	Defined as property operating revenues less property operating expenses.

Equity Office Properties Trust
Earnings Per Share

	For the three months ended December 31,		For the years ended December 31,
	2006	2005	2006	2005
	(Dollars in thousands, except per share amounts)
Numerator:
Income (loss) from continuing operations	$12,381	$3,155	($1,979)	$157,871
Preferred distributions	(7,705)	(8,701)	(33,807)	(34,803)

Income (loss) from continuing operations available to common shareholders	4,676	(5,546)	(35,786)	123,068
Discontinued operations (including net gain on sales of real estate and provision for (loss) on properties held for sale of $301,053, $33,866, $476,709 and $(22,082), respectively)	308,454	24,508	342,946	(114,932)

Numerator for basic earnings per share — net income available to common shareholders	313,130	18,962	307,160	8,136
Add back income allocated to minority interests in EOP Partnership	34,747	2,119	34,082	907

Numerator for diluted earnings per share — net income available to common shareholders	$347,877	$21,081	$341,242	$9,043

Denominator:
Denominator for basic earnings per share — weighted average Common Shares outstanding	350,843,878	395,008,978	357,997,357	403,147,751

Effect of dilutive potential common shares:
Units	38,739,326	43,765,629	39,950,465	45,199,136
$1.5 billion exchangeable notes	1,381,116	—	—	—
Share options and restricted shares (a)	6,981,289	—	—	3,699,568

Dilutive potential common shares	47,101,731	43,765,629	39,950,465	48,898,704

Denominator for diluted earnings per share — weighted average Common Shares outstanding and dilutive potential common shares	397,945,609	438,774,607	397,947,822	452,046,455

Earnings per share — basic:
Income (loss) from continuing operations available to common shareholders, net of minority interests	$0.10	($0.01)	$0.00	$0.28
Discontinued operations, net of minority interests	0.79	0.06	0.86	(0.26)

Net income available to common shareholders, net of minority interests (b)	$0.89	$0.05	$0.86	$0.02

Earnings per share — diluted:
Income (loss) from continuing operations available to common shareholders	$0.10	($0.01)	$0.00	$0.27
Discontinued operations	0.78	0.06	0.86	(0.25)

Net income available to common shareholders (b)	$0.87	$0.05	$0.86	$0.02

(a)	Share options and restricted shares are not dilutive to earnings per share for the three months ended December 31, 2005 and the year ended December 31, 2006 because there was a loss from continuing operations available to common shareholders.

(b)	Net income available to common shareholders per share may not total the sum of the per share components due to rounding.

Equity Office Properties Trust
Net Free Cash Flow
     Equity Office defines net free cash flow as net cash provided by operating activities determined in accordance with GAAP less distributions paid to its shareholders, unitholders, preferred shareholders and minority interests in partially owned properties less capital improvements incurred and expenditures for tenant improvements and leasing costs for leases that commence during the period. Net free cash flow is a non-GAAP financial measure, which Equity Office believes is helpful to investors to monitor the impact of distributions and capital improvements, tenant improvements and leasing costs on its net cash provided by operating activities. Investors should review net free cash flow along with Equity Office’s consolidated statements of cash flows, as determined in accordance with GAAP. Net free cash flow should not be considered as a measure of Equity Office’s liquidity, nor is it indicative of funds available to fund its cash needs, including its ability to make cash distributions. For more information on Equity Office’s liquidity refer to its Form 10-Q and Form 10-K.
     Below Equity Office has reconciled net free cash flow to net cash provided by operating activities, the most directly comparable GAAP financial measure, for the periods presented. Equity Office’s calculation of net free cash flow may not be comparable to similar measures that may be presented by other companies.

	For the three months ended December 31,		For the years ended December 31,
	2006	2005	2006	2005
	(Dollars in thousands)
Net cash provided by operating activities	$213,593	$202,417	$995,890	$987,990
Less: Distributions paid to common shareholders and unitholders (a)	(258,588)	(439,639)	(522,983)	(893,779)
Less: Distributions paid to preferred shareholders	(8,048)	(8,048)	(32,191)	(32,191)
Less: Distributions paid to minority interests in partially owned properties	(10,983)	(1,891)	(68,480)	(11,208)
Less: Tenant improvements and leasing costs for leases which commenced during the period and capital improvements incurred (b)	(189,661)	(157,393)	(491,084)	(478,150)

Net Free Cash Flow	($253,687)	($404,554)	($118,848)	($427,338)

(a)	Distributions to common shareholders and unitholders are generally paid one quarter in arrears with no cash payment in the first quarter and two payments in the fourth quarter. The total distributions paid have decreased from 2005 primarily due to the reduction in the dividend from $2.00 per share to $1.32 per share annually and the repurchase of common shares and units.

(b)	In the above table, tenant improvements and leasing costs are reported for leases which commence during the periods shown, which Equity Office believes is a useful measure of the tenant improvements and leasing costs in its markets and is consistent with how Equity Office reports its per square foot tenant improvements and leasing costs. The amounts included in the consolidated statements of cash flows represent the cash expenditures made during the periods, regardless of when the leases commence. The differences between these amounts represent timing differences between the lease commencement dates and the actual cash expenditures. Capital improvements in the above table reflect amounts paid or accrued for the periods shown. A reconciliation of the amounts shown above and the amounts shown on the consolidated statements of cash flows can be found on the “Tenant Improvements, Leasing Costs and Capital Improvements” page of this Supplemental Operating and Financial Data Report.

Equity Office Properties Trust
Property Joint Venture Information
December 31, 2006

					Effective Office Portfolio (a)
		Number of	Effective Ownership	Total Office Portfolio		Percent
Property		Buildings	Percentage (a)	Square Feet	Square Feet	Occupied

Wholly-Owned Properties		487	100%	78,989,728	78,989,728	91.9%

Consolidated Joint Ventures
The Plaza at LaJolla Village			66.7%	635,419	423,634	85.6%
222 Berkley Street			91.5%	519,608	475,441	99.9%
500 Boylston Street			91.5%	706,864	646,781	99.9%
Wells Fargo Center			75%	1,117,439	838,079	96.2%
Ferry Building			100%	243,326	243,326	100.0%
2951 28th Street			98%	85,000	83,300	98.3%
Market Square			100%	681,051	681,051	95.3%
Sixty State Street			95.5%	823,014	785,978	99.8%
Worldwide Plaza Amenities			100%	108,391	108,391	99.0%
Park Avenue Tower			100%	568,060	568,060	98.7%
850 Third Avenue			99%	568,867	563,178	99.8%
Washington Mutual Tower			75%	1,113,832	835,374	83.5%
1301 Avenue of the Americas			100%	1,765,694	1,765,694	99.3%
SunAmerica Center			67.27%	780,063	524,772	95.7%
Rowes Wharf (b)			44%	344,645	151,644	99.2%
10 & 30 South Wacker (b) (c)			75%	2,003,288	1,502,466	87.4%
Pasadena Towers (b) (c)			25%	439,366	109,842	95.0%
Promenade II (b) (c)			50%	774,344	387,172	97.9%
SunTrust Center (b) (c)			25%	640,741	160,185	89.9%
161 North Clark (b) (d)			25%	1,010,520	252,630	92.7%
Prominence in Buckhead (b) (d)			25%	424,309	106,077	95.0%
World Trade Center East (b) (d)			25%	186,912	46,728	100.0%
Treat Towers (b) (d)			25%	367,313	91,828	77.6%
Parkshore Plaza I & II (b) (d)			25%	269,853	67,463	97.1%
Bridge Pointe Corporate Center I & II (b) (d)			25%	372,653	93,163	100.0%
1111 19th Street (b) (d)			20%	252,014	50,403	97.8%
1620 L Street (b) (d)			20%	156,272	31,254	99.6%
1333 H Street (b) (d)			20%	244,585	48,917	95.7%
Yahoo! Center (b) (d)			50%	1,087,628	543,814	89.4%
201 Mission Street (b)			25%	483,527	120,881	79.2%
580 California (b)			25%	313,012	78,253	91.8%
1221 Brickell			50%	388,492	194,246	62.5%
Wachovia Financial Center			50%	1,148,801	574,401	91.5%

	Subtotal	50		20,624,903	13,154,426	94.0%

Unconsolidated Joint Ventures
One Post Office Square			50%	765,296	382,648	100.0%
75-101 Federal Street			51.61%	813,195	419,704	89.9%
One Post			50%	421,121	210,561	91.9%
1601 Market Street			11%	681,289	74,942	75.4%
1700 Market Street			11%	841,172	92,529	87.6%

	Subtotal	6		3,522,073	1,180,384	92.4%

	Total	543		103,136,704	93,324,538	92.2%

(a)	The amounts shown represent Equity Office’s economic interest in each property upon which Equity Office recognizes net income in accordance with GAAP.

(b)	Equity Office consolidated these joint ventures on January 1, 2006 upon adoption of EITF 04-5.

(c)	Macquarie Office (US) No. 2 Corporation is Equity Office’s partner in these joint ventures and, in the case of 10 & 30 South Wacker, which is owned as a tenancy-in-common, an affiliate of Macquarie Office (US) No. 2 Corporation is Equity Office’s co-tenant.

(d)	Teachers Insurance and Annuity Association of America (TIAA) and certain of its affiliates are Equity Office’s partners in these joint ventures.

Equity Office Properties Trust
Property Joint Venture Information (continued)

	For the three months ended December 31,		For the years ended December 31,
	2006	2005	2006	2005
	(Dollars in thousands)
Unconsolidated Joint Ventures
Equity Office’s share of:
Net income	$1,039	$20,114	$1,444	$68,996

Interest expense and loan cost amortization	$2,450	$6,668	$9,697	$22,015

Depreciation and amortization (real estate related)	$3,053	$13,268	$11,664	$50,823

Gain (loss) on sales of real estate	$—	$9,093	($91)	$26,499

Consolidated Joint Ventures (included in income from continuing operations)
Minority interest partners’ share in partially owned properties of:
Net income	$7,671	$1,856	$46,511	$9,825

Interest expense and loan cost amortization	$5,741	$1,280	$25,461	$5,312

Depreciation and amortization (real estate related)	$23,958	$1,488	$75,667	$5,760

	As of December 31,	As of December 31,
	2006	2005
	(Dollars in thousands)
Unconsolidated Joint Ventures
Equity Office’s share of mortgage debt	$167,193	$473,725

Consolidated Joint Ventures
Minority interest partners’ share in partially owned properties of mortgage debt	$452,895	$137,454

Equity Office Properties Trust
Developments
December 31, 2006
Equity Office owns 100% of the following properties which are under development. Equity Office’s developments consist of new construction as well as a significant renovation of an existing building. Development costs are primarily funded by Equity Office’s line of credit. Specifically identifiable direct acquisition, development and construction costs are capitalized, including salaries and related payroll costs, leasing commissions, real estate taxes and interest incurred in developing the property.

					Costs	Total
	Estimated Certificate of		Number of		Incurred To	Estimated	Percentage
Property	Occupancy Date (a)	Location	Buildings	Square Feet	Date (b)	Costs (c)	Leased
				(Dollars in thousands)
Kruse Oaks II (d)	Q4 2006	Portland, OR	1	102,000	$15,399	$20,119	64%
Bridge Pointe Corporate Center III	Q4 2006	San Diego, CA	2	150,000	28,281	35,967	0%
1095 Avenue of the Americas (e)	Q2 2008	New York, NY	1	1,035,885	611,595	947,169	62%
Foundry Square I (Barclays)	Q4 2007	San Francisco, CA	1	335,890	56,435	144,789	96%
City Center Plaza	Q1 2008	Bellevue, WA	1	572,000	41,528	199,255	0%
Fountaingrove II	Q2 2006	Santa Rosa, CA	1	42,102	9,939	11,698	31%

Total			7	2,237,877	$763,177	$1,358,997	47%

(a)	This date represents the date the certificate of occupancy was obtained or is currently anticipated to be obtained. Subsequent to obtaining the certificate of occupancy, the property will undergo a lease-up period.

(b)	The Costs Incurred to Date are presented in the balance sheet as follows:

(Dollars in thousands)
Developments in process	$726,116
Deferred leasing costs and other related intangibles (excluding accumulated amortization)	37,061

Total costs incurred to date	$763,177

(c)	The Total Estimated Costs include the acquisition cost of the land and building in addition to the costs to develop the property. The Total Estimated Costs are subject to change upon, or prior to, the completion of the development and include amounts required to lease-up the property.

(d)	Equity Office leases the land underlying this development from a third party. Equity Office has the right to acquire this land under certain conditions. Total Estimated Costs do not reflect potential costs to acquire the land at a future date.

(e)	On September 29, 2005, Equity Office acquired 79% of the square footage of 1095 Avenue of the Americas. Verizon, the sole tenant, occupied 96.8% of the portion of the property acquired by Equity Office at its acquisition. Verizon moved out in phases throughout 2006 and, as of September 30, 2006, had vacated the premises.

In addition to the developments described above, Equity Office owns or partially owns various land parcels available for development. These sites represent possible future development of up to approximately eight million square feet of office space. These potential developments will be impacted by the timing and likelihood of success of the entitlement processes, both of which are uncertain. These various sites include: Russia Wharf, Boston, MA; Prominence in Buckhead, Atlanta, GA; Perimeter Center, Atlanta, GA; Tabor Center, Denver, CO; Bridge Pointe Corporate Center, San Diego, CA; La Jolla Center, San Diego, CA; Orange Center, Orange, CA; Skyport Plaza, San Jose, CA; Station Landing, Walnut Creek, CA; NE 8th Street, Bellevue, WA; 175 Wyman, Waltham, MA; Parkshore Plaza, Folsom, CA; Commerce Plaza, Oakbrook, IL; Pointe O’Hare Land, Rosemont, IL; Kruse Oaks, Portland, OR; Reston Town Center, Reston, VA; and First & Main, Portland, OR.

Equity Office Properties Trust
Fixed and Variable Rate Consolidated Debt

	December 31, 2006 (a)	December 31, 2005	Change
	(Dollars in thousands)
Balance (includes discounts and premiums):
Fixed rate:
Mortgage debt	$3,290,850	$1,988,377	$1,302,473
Unsecured notes	9,634,457	8,787,620	846,837

Total	12,925,307	10,775,997	2,149,310

Variable rate (b):
Mortgage debt	186,162	175,821	10,341
Unsecured notes and lines of credit	1,285,000	1,876,000	(591,000)

Total	1,471,162	2,051,821	(580,659)

Total (c)	$14,396,469	$12,827,818	$1,568,651

Percent of total debt:
Fixed rate	89.8%	84.0%	5.8%
Variable rate (b)	10.2%	16.0%	-5.8%

Total	100.0%	100.0%	0.0%

Mortgage debt	24.2%	16.9%	7.3%
Unsecured notes and lines of credit	75.8%	83.1%	-7.3%

Total	100.0%	100.0%	0.0%

Effective interest rate at end of period:
Fixed rate:
Mortgage debt	6.30%	7.01%	-0.71%
Unsecured notes	6.34%	6.80%	-0.46%

Effective interest rate	6.33%	6.84%	-0.51%

Variable rate (b):
Mortgage debt	6.18%	5.17%	1.01%
Unsecured notes and lines of credit	6.03%	5.02%	1.01%

Effective interest rate	6.05%	5.03%	1.02%

Total	6.30%	6.55%	-0.25%

(a)	Upon adoption of EITF 04-5, effective January 1, 2006 Equity Office consolidated $682.0 million of mortgage debt that was previously unconsolidated. Equity Office’s share of the total mortgage debt consolidated was $306.9 million.

(b)	The interest rates for the variable rate debt are based on various spreads over LIBOR.

(c)	Equity Office’s share of total consolidated debt was $13.9 billion and $12.7 billion at December 31, 2006 and 2005, respectively.

Equity Office Properties Trust
Debt Summary
December 31, 2006

Consolidated Property Debt:		Coupon Rate	Effective Rate (a)	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity
	(Dollars in thousands)
Secured Fixed Rate Debt
Shorebreeze I & II		4.19%	5.43%	$21,575	03/01/07	$21,476
Westbrook Corporate Center		8.00%	8.00%	88,720	05/01/07	87,844
Wilshire Palisades		6.45%	6.45%	37,816	07/01/08	36,854
11111 Sunset Hills Road		6.12%	4.97%	22,064	07/11/08	21,584
Pasadena Towers (b)		6.92%	6.92%	59,468	08/01/08	57,484
Corporate 500 Centre		6.66%	7.98%	80,006	11/01/08	80,006
188 Embarcadero		7.26%	7.62%	13,516	08/15/09	12,435
Centerside II		7.26%	7.72%	21,005	08/15/09	19,325
700 North Brand		7.26%	7.88%	23,330	08/15/09	21,464
Golden Bear Center		7.26%	7.72%	17,734	08/15/09	16,316
Bixby Ranch		7.26%	7.62%	24,707	08/15/09	22,731
One Memorial Drive		7.26%	7.88%	54,666	08/15/09	50,293
SunAmerica Center		7.94%	7.94%	195,838	10/01/09	187,855
Peninsula Office Park		7.23%	7.78%	76,613	11/01/09	70,026
Embarcadero Place		7.23%	7.78%	33,164	11/01/09	30,313
201 California		7.23%	7.96%	38,689	11/01/09	35,363
Tower 56		7.23%	7.87%	21,755	11/01/09	19,884
125 Summer Street		7.23%	8.12%	68,542	11/01/09	62,649
Wachovia Financial Center (c)		5.56%	5.56%	150,000	12/04/09	150,000
Columbia Center (b)		4.48%	4.48%	195,000	01/04/10	185,383
Washington Mutual Tower		4.55%	4.56%	79,250	06/01/10	79,250
Park Avenue Tower / 850 Third Avenue		8.47%	8.51%	180,000	06/30/10	180,000
The Plaza at La Jolla Village		6.87%	7.50%	74,664	01/10/11	69,608
Sixty State Street		5.63%	5.67%	180,000	03/01/11	180,000
Redwood Business Park I		7.41%	5.87%	10,246	08/01/11	9,542
Redwood Business Park II		7.41%	5.86%	17,975	08/01/11	16,740
Redwood Business Park III		7.46%	5.95%	14,889	08/01/11	13,875
Redwood Business Park IV		7.41%	5.92%	8,080	08/01/11	7,525
Redwood Business Park V		7.41%	5.85%	6,350	08/01/11	5,914
1300 North 17th Street		5.81%	5.85%	46,811	01/01/13	41,303
1300 North 17th Street		6.03%	6.07%	31,741	01/01/13	28,837
Waterfall Towers		6.08%	5.58%	7,614	01/01/13	6,813
Santa Monica Business Park		9.88%	7.36%	5,621	12/10/13	—
1200 Corporate Place		5.60%	5.67%	15,200	06/11/14	14,160
Parkpoint Business Center		5.53%	5.62%	7,306	01/01/15	6,282
Yahoo! Center (b)		5.27%	5.27%	250,000	10/01/15	250,000
SunTrust Center (b)		5.34%	5.34%	77,000	01/01/16	77,000
1301 Avenue of the Americas		5.37%	5.39%	420,784	01/11/16	420,784
100 Summer Street		5.96%	5.98%	180,000	06/01/16	180,000
225 Franklin Street		6.19%	6.20%	225,000	07/01/16	225,000
Reston Town Center		5.71%	5.74%	211,250	10/11/16	211,250

Total / Weighted Average Secured Fixed Rate Debt		6.20%	6.30%	3,293,989		3,213,168	5.6

Secured Variable Rate Debt
1301 Avenue of the Americas	LIBOR + 90 bp	6.25%	6.34%	63,821	01/11/09	63,821
Wachovia Financial Center	LIBOR + 125 bp	6.63%	6.63%	12,341	12/04/09	12,341
Wells Fargo Center	LIBOR + 55 bp	5.90%	6.03%	110,000	01/01/11	110,000

Total / Weighted Average Secured Variable Rate Debt		6.07%	6.18%	186,162		186,162	3.3

Net discount on mortgage debt				(3,139)

Total / Weighted Average Secured Debt		6.19%	6.30%	$3,477,012		$3,399,330	5.5

(a)	Includes the effect of settled interest rate protection and interest rate swaps, offering and transaction costs and premiums and discounts.

(b)	These amounts were consolidated effective January 1, 2006 upon adoption of EITF 04-5.

(c)	This mortgage debt was effectively converted to a fixed rate through an interest rate swap.

Equity Office Properties Trust
Debt Summary (continued)
December 31, 2006

Unsecured Debt:		Coupon Rate	Effective Rate (a)	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity
		(Dollars in thousands)
Fixed Rate Unsecured Notes
Original Term:
9 Year		7.00%	6.80%	$1,500	02/01/07	$1,500
9 Year		6.88%	6.83%	25,000	04/30/07	25,000
9 Year		6.76%	6.76%	300,000	06/15/07	300,000
10 Year		7.41%	7.70%	50,000	09/01/07	50,000
7 Year		7.75%	7.91%	600,000	11/15/07	600,000
10 Year		6.75%	6.97%	150,000	01/15/08	150,000
10 Year		6.75%	7.01%	300,000	02/15/08	300,000
10 Year		6.80%	6.94%	500,000	01/15/09	500,000
10 Year		7.25%	7.14%	200,000	05/01/09	200,000
11 Year		7.13%	6.97%	150,000	07/01/09	150,000
10 Year		8.10%	8.22%	360,000	08/01/10	360,000
6 Year		4.65%	4.81%	800,000	10/01/10	800,000
10 Year		7.65%	7.20%	200,000	12/15/10	200,000
10 Year		7.00%	6.83%	1,100,000	07/15/11	1,100,000
10 Year		6.75%	7.02%	500,000	02/15/12	500,000
10 Year		5.88%	5.98%	500,000	01/15/13	500,000
10 Year		4.75%	5.54%	1,000,000	03/15/14	1,000,000
20 Year		7.88%	8.08%	25,000	12/01/16	25,000
20 Year		7.35%	8.08%	200,000	12/01/17	200,000
20 Year		7.25%	7.54%	250,000	02/15/18	250,000
20 Year (b)		4.00%	4.11%	1,500,000	07/15/26	1,500,000
30 Year		7.50%	8.24%	150,000	10/01/27	150,000
30 Year		7.25%	7.31%	225,000	06/15/28	225,000
30 Year		7.50%	7.55%	200,000	04/19/29	200,000
30 Year		7.88%	7.94%	300,000	07/15/31	300,000

EOP InterNotes (c)		4.34%	4.59%	71,949	1/15/07 - 10/15/11	71,949

Total / Weighted Average Fixed Rate Unsecured Notes		6.16%	6.34%	9,658,449		9,658,449	8.3

Variable Rate Unsecured Notes
6 Year	LIBOR + 60 bp	5.97%	6.10%	200,000	10/01/10	200,000
10 Year	LIBOR + 77.5 bp	6.15%	6.25%	45,000	05/27/14	45,000

Total / Weighted Average Variable Rate Unsecured Notes		6.00%	6.13%	245,000		245,000	4.4

Net discount on unsecured notes				(23,992)

Total / Weighted Average Unsecured Notes		6.16%	6.33%	$9,879,457		$9,903,449	8.2

(a)	Includes the effect of settled interest rate protection and interest rate swaps, offering and transaction costs and premiums and discounts.

(b)	These notes are subject to redemption prior to their stated maturity date shown above. The notes are exchangeable into Equity Office’s Common Shares, at the option of the holder, under specific circumstances or on or after July 15, 2025, at an initial exchange rate of 23.2542 shares per $1,000 principal amount of notes. This is equivalent to an initial exchange price of $43.00 per share. Upon an exchange of notes, Equity Office will settle any amounts up to the principal amount of the notes in cash and the remaining exchange value, if any, will be settled, at Equity Office’s option, in cash, common shares or a combination thereof.

On or after January 18, 2012, Equity Office may redeem the notes at a redemption price equal to the principal amount of the notes plus any accrued and unpaid interest thereon and in certain circumstances, any additional exchange value. In addition, on January 18, 2012, July 15, 2016 and July 15, 2021 or following the occurrence of certain change in control transactions prior to January 18, 2012, note holders may require Equity Office to repurchase the notes for an amount equal to the principal amount of the notes plus any accrued and unpaid interest thereon.

(c)	The rates shown are weighted average rates. The coupon rates on the EOP InterNotes range from 3.45% to 5.25%. Including all offering expenses, the all-in effective rates of the EOP InterNotes range from 3.76% to 5.46%.

Equity Office Properties Trust
Debt Summary (continued)
December 31, 2006

		Coupon Rate	Effective Rate (a)	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity
		(Dollars in thousands)
Variable Rate Line of Credit

$2.5 Billion Revolving Credit Facility	LIBOR + 55 bp plus facility fee of 15 bp on $2.5 billion	5.86%	6.01%	$1,040,000	09/22/10	$1,040,000	3.7

Total / Weighted Average Consolidated Fixed Rate Debt		6.17%	6.33%	12,925,307		12,871,617	7.6

Total / Weighted Average Consolidated Variable Rate Debt		5.91%	6.05%	1,471,162		1,471,162	3.8

Total / Weighted Average Consolidated Debt		6.15%	6.30%	14,396,469		14,342,779	7.2

Pro Rata Share of Unconsolidated Joint Venture Debt
1601 Market Street		5.12%	5.12%	6,765	11/11/09	6,765
1700 Market Street		5.35%	5.35%	9,779	11/06/11	7,869
1700 Market Street	LIBOR + 315 bp	8.50%	8.75%	3,850	11/06/11	3,850
75-101 Federal Street		5.05%	5.05%	60,545	11/01/12	53,237
One Post Office Square		5.70%	5.70%	86,254	10/01/13	77,158

Total / Weighted Average Pro Rata Share of Unconsolidated Joint Venture Debt		5.48%	5.49%	167,193		148,879	6.1

Total / Weighted Average Consolidated and Pro Rata Share of Unconsolidated Joint Venture Debt		6.14%	6.29%	$14,563,662		$14,491,658	7.2

(a)	Includes the effect of settled interest rate protection and interest rate swaps, offering and transaction costs and premiums and discounts.

Equity Office Properties Trust
Debt Maturity and Mandatorily Redeemable Preferred Shares (a)
December 31, 2006

	Mortgage Debt (b)						Series B
Year	Consolidated	Unconsolidated	Unsecured Notes	Line of Credit	Total Debt	Effective Rate (c)	Preferred Shares (d)
	(Dollars in thousands)
2007	$109,320	—	$988,523	—	$1,097,843	7.48%	—
2008	195,928	—	490,213	—	686,141	6.87%	$ 147,653
2009	774,816	$6,765	862,475	—	1,644,056	7.12%	—
2010	444,633	—	1,564,207	$1,040,000	3,048,840	6.05%	—
2011	413,204	11,719	1,103,031	—	1,527,954	6.63%	—
2012	—	53,237	500,000	—	553,237	6.80%	—
2013	76,953	77,158	500,000	—	654,111	5.95%	—
2014	14,160	—	1,045,000	—	1,059,160	5.57%	—
2015	256,282	—	—	—	256,282	5.28%	—
2016	1,114,034	—	25,000	—	1,139,034	5.76%	—
2017	—	—	200,000	—	200,000	8.08%	—
2018	—	—	250,000	—	250,000	7.54%	—
2026 (e)	—	—	1,500,000	—	1,500,000	4.11%	—
2027	—	—	150,000	—	150,000	8.24%	—
2028	—	—	225,000	—	225,000	7.31%	—
2029	—	—	200,000	—	200,000	7.55%	—
2031	—	—	300,000	—	300,000	7.94%	—

Total / Weighted Average	$3,399,330	$148,879	$9,903,449	$1,040,000	$14,491,658	6.29%	$ 147,653

(a)	Excludes the remaining scheduled principal payments prior to maturity.

(b)	Upon adoption of EITF 04-5, effective January 1, 2006 Equity Office consolidated $682.0 million of mortgage debt that was previously unconsolidated. Equity Office’s share of the total mortgage debt consolidated was $306.9 million.

(c)	Includes the effect of settled interest rate protection and interest rate swaps, offering and transaction costs and premiums and discounts.

(d)	The 5.25% Series B Preferred Shares are convertible at any time, at the option of the holder, into Common Shares at a conversion price of $35.70 per Common Share (equivalent to a conversion rate of 1.40056 Common Shares for each Series B Preferred Share). The preferred shares are subject to mandatory redemption on February 15, 2008 at a price of $50.00 per share, plus accumulated and unpaid distributions to the redemption date.

(e)	The $1.5 billion exchangeable unsecured notes are subject to early redemption as described on page 29 of this Supplemental Operating and Financial Data Report.

Equity Office Properties Trust
Tenant Improvements and Leasing Costs
The amounts shown below represent the total tenant improvements and leasing costs for leases which commenced during the period, regardless of when such costs were actually paid.

	For the three months ended December 31,
	2006		2005
	(Dollars in thousands, except per square foot amounts)
	Tenant improvement and	Weighted average cost	Tenant improvement and	Weighted average cost
	leasing costs	per square foot leased	leasing costs	per square foot leased
WHOLLY-OWNED PROPERTIES:
Renewals	$16,576	$11.91	$15,106	$10.45

Retenanted
Vacant for less than 12 months	54,514	32.52	38,999	24.49
Vacant longer than 12 months	27,965	34.97	32,213	32.33

Total Retenanted	82,479	33.31	71,212	27.51

Total / Weighted Average	99,055	25.61	86,318	21.40

CONSOLIDATED JOINT VENTURES (EQUITY OFFICE SHARE):
Renewals	4,777	25.25	170	7.70

Retenanted
Vacant for less than 12 months	14,256	41.34	3,310	37.42
Vacant longer than 12 months	9,140	72.00	1,609	47.23

Total Retenanted	23,396	49.59	4,919	40.15

Total / Weighted Average	28,173	42.63	5,089	35.20

CONSOLIDATED JOINT VENTURES (JV PARTNER SHARE):
Renewals	4,975	33.93	23	5.29

Retenanted
Vacant for less than 12 months	1,679	11.45	904	29.34
Vacant longer than 12 months	2,594	41.07	514	43.94

Total Retenanted	4,273	20.36	1,418	33.36

Total / Weighted Average	9,248	25.94	1,441	30.69

UNCONSOLIDATED JOINT VENTURES (EQUITY OFFICE SHARE):
Renewals	807	27.78	711	10.38

Retenanted
Vacant for less than 12 months	390	39.88	4,981	46.77
Vacant longer than 12 months	2,783	69.42	2,284	31.27

Total Retenanted	3,173	63.63	7,265	40.47

Total / Weighted Average	3,980	50.44	7,976	32.16

TOTALS:
Equity Office’s share of Total / Weighted Average	131,208	28.48	99,383	22.45
JV partners’ share of Total / Weighted Average	9,248	25.94	1,441	30.69

Total / Weighted Average	$140,456	$28.29	$100,824	$22.54

Equity Office Properties Trust
Tenant Improvements and Leasing Costs (continued)
The amounts shown below represent the total tenant improvements and leasing costs for leases which commenced during the period, regardless of when such costs were actually paid.

	For the years ended December 31,
	2006		2005
	(Dollars in thousands, except per square foot amounts)
	Tenant improvement	Weighted average cost	Tenant improvement	Weighted average cost
	and leasing costs	per square foot leased	and leasing costs	per square foot leased
WHOLLY-OWNED PROPERTIES:
Renewals	$58,600	$9.67	$84,556	$10.95

Retenanted
Vacant for less than 12 months	149,723	24.93	142,269	22.58
Vacant longer than 12 months	74,419	30.99	96,974	28.63

Total Retenanted	224,142	26.66	239,243	24.70

Total / Weighted Average	282,742	19.54	323,799	18.60

CONSOLIDATED JOINT VENTURES (EQUITY OFFICE SHARE):
Renewals	11,717	16.37	22,694	39.07

Retenanted
Vacant for less than 12 months	25,172	32.64	16,456	23.47
Vacant longer than 12 months	17,359	60.38	3,291	38.08

Total Retenanted	42,531	40.17	19,747	25.07

Total / Weighted Average	54,248	30.57	42,441	31.01

CONSOLIDATED JOINT VENTURES (JV PARTNER SHARE):
Renewals	8,205	18.96	208	8.17

Retenanted
Vacant for less than 12 months	10,104	20.47	1,336	26.89
Vacant longer than 12 months	8,449	43.11	622	38.35

Total Retenanted	18,553	26.90	1,958	29.71

Total / Weighted Average	26,758	23.84	2,166	23.70

UNCONSOLIDATED JOINT VENTURES (EQUITY OFFICE SHARE):
Renewals	1,037	22.05	2,759	12.40

Retenanted
Vacant for less than 12 months	1,370	42.50	14,811	36.15
Vacant longer than 12 months	7,607	62.86	15,658	46.14

Total Retenanted	8,977	58.57	30,469	40.68

Total / Weighted Average	10,014	50.00	33,228	34.20

TOTALS:
Equity Office’s share of Total / Weighted Average	347,004	21.10	399,468	20.23
JV partners’ share of Total / Weighted Average	26,758	23.84	2,166	23.70

Total / Weighted Average	$373,762	$21.28	$401,634	$20.24

Equity Office Properties Trust
Tenant Improvements, Leasing Costs and Capital Improvements
Reconciliation to the Consolidated Statements of Cash Flows
The information on the prior pages includes tenant improvements and leasing costs for leases which commenced during the period shown. The amounts included in the consolidated statements of cash flows represent the cash expenditures made during the period, regardless of when the leases commence. The differences between these amounts represent timing differences between the lease commencement dates and the actual cash expenditures. Capital improvements reflect amounts paid or accrued for the periods shown. The reconciliation between the amounts shown on the prior pages for the consolidated properties and the amounts disclosed in the consolidated statements of cash flows is as follows:

	For the three months ended December 31,		For the years ended December 31,
	2006	2005	2006	2005
	(Dollars in thousands)
Capital improvements:
Wholly-owned properties	$42,465	$57,864	$96,094	$84,855
Consolidated joint ventures (Equity Office share)	2,869	1,018	7,075	2,376
Consolidated joint ventures (JV partner share)	5,144	187	9,883	214
Tenant improvements and leasing costs:
Wholly-owned properties	99,055	86,318	282,742	323,799
Consolidated joint ventures (Equity Office share)	28,173	5,089	54,248	42,441
Consolidated joint ventures (JV partner share)	9,248	1,441	26,758	2,166
Expenditures for corporate furniture, fixtures and equipment, software, leasehold improvements and other	2,707	5,476	14,284	22,299

Subtotal	189,661	157,393	491,084	478,150
Development and redevelopment costs	105,694	15,752	212,717	22,424
Timing differences	(65,791)	(15,207)	(43,543)	(7,255)

Total capital improvements, tenant improvements and leasing costs	$229,564	$157,938	$660,258	$493,319

Selected items from the consolidated statements of cash flows:
Capital and tenant improvements (including development costs)	$180,121	$128,687	$519,682	$370,595
Lease commissions and other costs	49,443	29,251	140,576	122,724

Total	$229,564	$157,938	$660,258	$493,319

Equity Office Properties Trust
Portfolio Summary
December 31, 2006

	Total Office Portfolio	Effective Office Portfolio (a)
	Square Feet	Square Feet	% NOI (b)
CBD	46,671,206	39,276,751	46.4%
Suburban	56,465,498	54,047,787	53.6%

Total	103,136,704	93,324,538	100%

		Effective Office Portfolio (a)
		CBD				Suburban				Total
				% Square				% Square				% Square
Market	State	Buildings	Square Feet	Feet	% NOI (b)	Buildings	Square Feet	Feet	% NOI (b)	Buildings	Square Feet	Feet	% NOI (b)

Boston	MA	17	7,408,938	7.9%	10.6%	26	3,410,693	3.7%	3.2%	43	10,819,631	11.6%	13.8%
San Francisco	CA	10	3,316,675	3.6%	4.5%	81	5,829,038	6.2%	7.2%	91	9,145,713	9.8%	11.7%
Los Angeles	CA	2	1,896,244	2.0%	2.2%	40	4,771,020	5.1%	7.1%	42	6,667,264	7.1%	9.3%
New York	NY	8	6,267,708	6.7%	9.1%	—	—	—	—	8	6,267,708	6.7%	9.1%
San Jose	CA	2	643,046	0.7%	1.0%	62	5,000,935	5.4%	7.3%	64	5,643,981	6.1%	8.3%
Seattle	WA	10	4,649,847	5.0%	3.8%	40	4,567,201	4.9%	3.8%	50	9,217,048	9.9%	7.6%
Washington, D.C.	DC, VA	10	1,776,776	1.9%	2.5%	18	4,321,768	4.6%	5.1%	28	6,098,544	6.5%	7.6%
Chicago	IL	7	4,699,005	5.0%	3.7%	17	3,964,022	4.2%	2.9%	24	8,663,027	9.2%	6.6%
Orange County	CA	—	—	—	—	28	5,748,618	6.2%	5.1%	28	5,748,618	6.2%	5.1%
Atlanta	GA	1	387,172	0.4%	1.2%	21	4,054,152	4.3%	2.1%	22	4,441,324	4.7%	3.3%
Portland	OR	2	640,693	0.7%	0.5%	42	3,295,596	3.5%	2.3%	44	3,936,289	4.2%	2.8%
Austin	TX	5	2,404,118	2.6%	2.2%	11	982,839	1.1%	0.5%	16	3,386,957	3.7%	2.7%
Sacramento	CA	1	502,365	0.5%	0.8%	37	2,000,087	2.1%	1.6%	38	2,502,452	2.6%	2.4%
Denver	CO	6	2,749,782	2.9%	2.1%	—	—	0.0%	0.0%	6	2,749,782	2.9%	2.1%
San Diego	CA	—	—	—	—	14	1,716,529	1.8%	2.0%	14	1,716,529	1.8%	2.0%
Stamford	CT	—	—	—	—	7	1,654,296	1.8%	1.9%	7	1,654,296	1.8%	1.9%
Oakland	CA	—	—	—	—	7	1,159,036	1.2%	0.8%	7	1,159,036	1.2%	0.8%
All Others		6	1,934,382	2.2%	2.2%	5	1,571,957	1.8%	0.7%	11	3,506,339	4.0%	2.9%

Total		87	39,276,751	42.1%	46.4%	456	54,047,787	57.9%	53.6%	543	93,324,538	100%	100%

(a)	Equity Office’s Total Office Portfolio consists of 543 office buildings comprising 103.1 million square feet. After excluding partial interests owned by Equity Office’s joint venture partners, Equity Office’s share of the Total Office Portfolio is 93.3 million square feet and is referred to as the “Effective Office Portfolio.” The Effective Office Portfolio square feet of 93.3 million has not been reduced to reflect Equity Office’s minority interest partners’ share of EOP Partnership. Properties that have been taken out of service and properties under development are not included.

(b)	NOI calculations are based on Equity Office’s wholly-owned properties and Equity Office’s share of NOI from consolidated and unconsolidated joint ventures for the three months ended December 31, 2006 from properties owned and in service as of December 31, 2006.

Equity Office Properties Trust
Total Office Portfolio Data
December 31, 2006

Equity Office Properties Trust
Total Office Portfolio
Gross Leasing Summary

	For the three months ended December 31,
	2006	2005
Square feet leased (a)	5,092,273	4,944,362
Weighted average term in years	5.69	5.24
Rental Rates (b)

	GAAP Basis (c)	Cash Basis (d)	GAAP Basis (c)	Cash Basis (d)

Rate on expiring leases	$30.41	$32.32	$28.68	$29.83
Rate on terminated leases	31.18	32.62	28.20	29.69

Rate on expiring and terminated leases	30.55	32.38	28.59	29.80
Rate on new and renewal leases	32.01	30.90	26.35	25.10

Change from expiring and terminated leases	$1.46	($1.48)	($2.24)	($4.70)

% Change from expiring and terminated leases	4.8%	-4.6%	-7.8%	-15.8%

Change from expiring leases only	$1.60	($1.42)	($2.33)	($4.73)

% Change from expiring leases only	5.3%	-4.4%	-8.1%	-15.9%

	For the years ended December 31,
	2006	2005
Square feet leased (a)	17,872,791	21,219,691
Weighted average term in years	4.83	5.46
Rental Rates (b)

	GAAP Basis (c)	Cash Basis (d)	GAAP Basis (c)	Cash Basis (d)

Rate on expiring leases	$30.10	$31.29	$28.81	$29.60
Rate on terminated leases	28.62	29.45	29.95	31.18

Rate on expiring and terminated leases	29.88	31.02	29.01	29.88
Rate on new and renewal leases	29.56	28.61	26.60	25.55

Change from expiring and terminated leases	($0.32)	($2.41)	($2.41)	($4.33)

% Change from expiring and terminated leases	-1.1%	-7.8%	-8.3%	-14.5%

Change from expiring leases only	($0.54)	($2.68)	($2.21)	($4.05)

% Change from expiring leases only	-1.8%	-8.6%	-7.7%	-13.7%

(a)	For tenants whose lease term commenced in the period presented.

(b)	The rental rates are presented on an annual weighted-average basis based on square feet.

(c)	These weighted average GAAP rental rates are based on the average annual base rent per square foot over the term of each lease and the current estimated tenant reimbursements, if any.

(d)	These weighted average annual cash rental rates are based on the monthly contractual rent when the lease commenced, expired or terminated multiplied by 12 months. For new and renewal leases, if the monthly contractual rent when the lease commenced is $0 (as a result of rent abatements) then the rental rate represents the first monthly rent payment due multiplied by 12 months (“Annualized Cash Rent”). The contractual rent amounts include total base rent and estimated expense reimbursements from tenants before any adjustments for rent abatements and contractual increases or decreases in rent. We believe Annualized Cash Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

Equity Office Properties Trust
Total Office Portfolio
Occupancy Summary
December 31, 2006

	Square Feet
Market	Occupied	Leased	Vacant	Total	Occupied	Leased	Vacant	Total

Boston	11,280,644	217,452	431,961	11,930,057	94.6%	1.8%	3.6%	100%
San Francisco	9,066,532	144,235	742,911	9,953,678	91.1%	1.4%	7.5%	100%
Los Angeles	7,291,774	126,107	379,713	7,797,594	93.5%	1.6%	4.9%	100%
New York	6,028,529	18,380	226,488	6,273,397	96.1%	0.3%	3.6%	100%
San Jose	5,190,232	73,168	380,581	5,643,981	92.0%	1.3%	6.7%	100%
Seattle	8,983,972	208,199	443,519	9,635,690	93.2%	2.2%	4.6%	100%
Washington, D.C.	6,465,260	21,657	133,924	6,620,841	97.7%	0.3%	2.0%	100%
Chicago	8,961,434	190,172	770,133	9,921,739	90.3%	1.9%	7.8%	100%
Orange County	5,372,200	17,914	358,504	5,748,618	93.5%	0.3%	6.2%	100%
Atlanta	4,330,354	20,169	796,205	5,146,728	84.1%	0.4%	15.5%	100%
Portland	3,683,251	45,817	207,221	3,936,289	93.6%	1.2%	5.3%	100%
Austin	2,893,250	43,587	450,120	3,386,957	85.4%	1.3%	13.3%	100%
Sacramento	2,508,288	24,360	172,194	2,704,842	92.7%	0.9%	6.4%	100%
Denver	2,451,979	35,418	262,385	2,749,782	89.2%	1.3%	9.5%	100%
San Diego	1,967,072	33,707	207,025	2,207,804	89.1%	1.5%	9.4%	100%
Stamford	1,508,286	12,341	133,669	1,654,296	91.2%	0.7%	8.1%	100%
Oakland	1,318,334	12,940	103,247	1,434,521	91.9%	0.9%	7.2%	100%
All Others	5,628,931	78,071	682,888	6,389,890	88.1%	1.2%	10.7%	100%

Total	94,930,322	1,323,694	6,882,688	103,136,704	92.0%	1.3%	6.7%	100%

	Square Feet
Location	Occupied	Leased	Vacant	Total	Occupied	Leased	Vacant	Total

CBD	43,162,896	683,937	2,824,373	46,671,206	92.5%	1.5%	6.1%	100%
Suburban	51,767,426	639,757	4,058,315	56,465,498	91.7%	1.1%	7.2%	100%

Total	94,930,322	1,323,694	6,882,688	103,136,704	92.0%	1.3%	6.7%	100%

Equity Office Properties Trust
Total Office Portfolio
Lease Expiration Schedule
December 31, 2006
The following schedule is based upon the contractual termination date of the leases, without regard to any lease termination and/or renewal options. Some of our leases are subject to various forms of lease termination options exercisable by tenants. Depending on the form of the option, some of these options may or may not require the payment of a fee and notice period as a condition to exercise. Although it is not possible to predict which tenants are likely to exercise these options, it has been our experience that the greatest incidence of lease termination option exercises occur in markets in which the contractual rents under the lease are significantly higher than current market rents. As a result of these lease termination options, renewal options and other factors, such as tenant insolvencies, the actual termination dates of some portion of the leases may vary from the contractual expiration date set forth in this schedule.

	Year of Expiration
(Dollars in thousands except per square foot amounts)	2007 (a)	2008	2009	2010	2011	2012	2013	2014	2015	2016	Thereafter (e)	Totals

Boston
Square Feet (b)	850,884	1,707,050	1,265,315	1,606,687	733,210	1,368,730	1,289,961	871,007	273,643	578,233	735,924	11,280,644
% Square Feet (c)	7.1%	14.3%	10.6%	13.5%	6.1%	11.5%	10.8%	7.3%	2.3%	4.8%	6.3%	94.6%
Annualized Rent for occupied square feet (d)	$34,640	$67,143	$51,597	$64,470	$28,343	$58,593	$55,992	$33,793	$9,395	$31,106	$27,085	$462,157
Annualized Rent per occupied square foot (d)	$40.71	$39.33	$40.78	$40.13	$38.66	$42.81	$43.41	$38.80	$34.33	$53.79	$36.80	$40.97

San Francisco
Square Feet (b)	982,949	1,462,501	1,075,185	1,949,112	1,200,298	654,356	533,678	299,981	325,372	226,655	356,445	9,066,532
% Square Feet (c)	9.9%	14.7%	10.8%	19.6%	12.1%	6.6%	5.4%	3.0%	3.3%	2.3%	3.4%	91.1%
Annualized Rent for occupied square feet (d)	$33,748	$58,338	$33,689	$79,892	$42,606	$23,682	$17,131	$9,561	$10,065	$18,841	$9,988	$337,541
Annualized Rent per occupied square foot (d)	$34.33	$39.89	$31.33	$40.99	$35.50	$36.19	$32.10	$31.87	$30.93	$83.13	$28.02	$37.23

Los Angeles
Square Feet (b)	843,774	621,225	789,553	1,057,617	1,032,829	735,498	593,725	341,547	720,610	127,116	428,280	7,291,774
% Square Feet (c)	10.8%	8.0%	10.1%	13.6%	13.2%	9.4%	7.6%	4.4%	9.2%	1.6%	5.6%	93.5%
Annualized Rent for occupied square feet (d)	$31,766	$20,481	$25,264	$33,667	$37,733	$26,382	$22,809	$13,307	$23,163	$4,647	$13,328	$252,547
Annualized Rent per occupied square foot (d)	$37.65	$32.97	$32.00	$31.83	$36.53	$35.87	$38.42	$38.96	$32.14	$36.56	$31.12	$34.63

New York
Square Feet (b)	340,593	129,710	1,262,902	360,226	470,637	543,033	457,014	114,544	114,287	622,382	1,613,201	6,028,529
% Square Feet (c)	5.4%	2.1%	20.1%	5.7%	7.5%	8.7%	7.3%	1.8%	1.8%	9.9%	25.8%	96.1%
Annualized Rent for occupied square feet (d)	$18,074	$6,610	$76,788	$19,232	$28,926	$25,896	$28,457	$7,403	$8,191	$42,591	$72,399	$334,567
Annualized Rent per occupied square foot (d)	$53.07	$50.96	$60.80	$53.39	$61.46	$47.69	$62.27	$64.63	$71.67	$68.43	$44.88	$55.50

San Jose
Square Feet (b)	591,614	481,233	593,774	999,633	1,087,876	501,915	253,109	232,147	190,410	124,734	133,787	5,190,232
% Square Feet (c)	10.5%	8.5%	10.5%	17.7%	19.3%	8.9%	4.5%	4.1%	3.4%	2.2%	2.4%	92.0%
Annualized Rent for occupied square feet (d)	$16,025	$12,010	$16,893	$39,345	$54,342	$33,674	$7,179	$8,470	$7,771	$4,942	$2,263	$202,914
Annualized Rent per occupied square foot (d)	$27.09	$24.96	$28.45	$39.36	$49.95	$67.09	$28.36	$36.49	$40.81	$39.62	$16.91	$39.10

Seattle
Square Feet (b)	588,031	1,060,277	1,379,573	1,414,329	985,853	648,670	753,625	480,057	539,726	384,170	749,661	8,983,972
% Square Feet (c)	6.1%	11.0%	14.3%	14.7%	10.2%	6.7%	7.8%	5.0%	5.6%	4.0%	7.8%	93.2%
Annualized Rent for occupied square feet (d)	$14,605	$26,324	$34,198	$38,697	$24,825	$18,105	$19,894	$11,249	$11,204	$8,890	$18,702	$226,693
Annualized Rent per occupied square foot (d)	$24.84	$24.83	$24.79	$27.36	$25.18	$27.91	$26.40	$23.43	$20.76	$23.14	$24.95	$25.23

Washington, D.C.
Square Feet (b)	848,886	893,981	673,362	385,538	1,160,268	424,031	292,003	686,617	696,320	319,112	85,142	6,465,260
% Square Feet (c)	12.8%	13.5%	10.2%	5.8%	17.5%	6.4%	4.4%	10.4%	10.5%	4.8%	1.4%	97.7%
Annualized Rent for occupied square feet (d)	$26,159	$31,281	$23,873	$13,043	$39,692	$14,696	$11,234	$24,820	$28,565	$14,601	$2,190	$230,154
Annualized Rent per occupied square foot (d)	$30.82	$34.99	$35.45	$33.83	$34.21	$34.66	$38.47	$36.15	$41.02	$45.76	$25.72	$35.60

Chicago
Square Feet (b)	657,715	1,493,661	792,236	1,225,290	677,910	644,330	518,045	597,515	1,242,067	438,688	673,977	8,961,434
% Square Feet (c)	6.6%	15.1%	8.0%	12.3%	6.8%	6.5%	5.2%	6.0%	12.5%	4.4%	6.9%	90.3%
Annualized Rent for occupied square feet (d)	$17,597	$46,429	$22,785	$37,416	$18,307	$18,166	$14,997	$15,574	$34,897	$12,269	$16,682	$255,119
Annualized Rent per occupied square foot (d)	$26.75	$31.08	$28.76	$30.54	$27.01	$28.19	$28.95	$26.06	$28.10	$27.97	$24.75	$28.47

Equity Office Properties Trust
Total Office Portfolio
Lease Expiration Schedule
December 31, 2006

	Year of Expiration
(Dollars in thousands except per square foot amounts)	2007 (a)	2008	2009	2010	2011	2012	2013	2014	2015	2016	Thereafter (e)	Totals

Orange County
Square Feet (b)	957,595	1,556,439	704,583	724,829	839,815	279,417	218,486	13,442	21,146	—	56,448	5,372,200
% Square Feet (c)	16.7%	27.1%	12.3%	12.6%	14.6%	4.9%	3.8%	0.2%	0.4%	—	0.9%	93.5%
Annualized Rent for occupied square feet (d)	$25,967	$38,806	$19,222	$17,960	$22,237	$7,546	$5,781	$370	$541	—	$673	$139,103
Annualized Rent per occupied square foot (d)	$27.12	$24.93	$27.28	$24.78	$26.48	$27.01	$26.46	$27.53	$25.58	—	$11.92	$25.89

Atlanta
Square Feet (b)	472,066	326,808	433,335	1,454,898	460,820	215,241	260,764	273,314	68,000	131,784	233,324	4,330,354
% Square Feet (c)	9.2%	6.3%	8.4%	28.3%	9.0%	4.2%	5.1%	5.3%	1.3%	2.6%	4.4%	84.1%
Annualized Rent for occupied square feet (d)	$11,119	$6,260	$9,666	$37,835	$9,758	$4,311	$5,045	$5,245	$1,522	$3,260	$3,834	$97,855
Annualized Rent per occupied square foot (d)	$23.55	$19.15	$22.31	$26.01	$21.18	$20.03	$19.35	$19.19	$22.38	$24.74	$16.43	$22.60

Portland
Square Feet (b)	504,494	511,986	717,287	792,592	595,303	177,702	117,509	100,203	61,688	56,097	48,390	3,683,251
% Square Feet (c)	12.8%	13.0%	18.2%	20.1%	15.1%	4.5%	3.0%	2.5%	1.6%	1.4%	1.4%	93.6%
Annualized Rent for occupied square feet (d)	$12,463	$12,244	$16,075	$16,211	$13,827	$4,088	$2,511	$2,441	$1,300	$1,304	—	$82,464
Annualized Rent per occupied square foot (d)	$24.70	$23.91	$22.41	$20.45	$23.23	$23.00	$21.37	$24.36	$21.07	$23.25	—	$22.39

Austin
Square Feet (b)	288,444	295,596	190,043	334,338	292,842	353,181	182,238	384,178	207,495	108,241	256,654	2,893,250
% Square Feet (c)	8.5%	8.7%	5.6%	9.9%	8.6%	10.4%	5.4%	11.3%	6.1%	3.2%	7.7%	85.4%
Annualized Rent for occupied square feet (d)	$7,118	$7,878	$4,740	$7,988	$8,000	$11,129	$4,622	$11,445	$5,375	$2,599	$8,029	$78,923
Annualized Rent per occupied square foot (d)	$24.68	$26.65	$24.94	$23.89	$27.32	$31.51	$25.36	$29.79	$25.90	$24.01	$31.28	$27.28

Sacramento
Square Feet (b)	452,220	334,916	610,202	261,765	334,997	263,694	83,185	44,587	39,022	400	83,300	2,508,288
% Square Feet (c)	16.7%	12.4%	22.6%	9.7%	12.4%	9.7%	3.1%	1.6%	1.4%	0.0%	3.1%	92.7%
Annualized Rent for occupied square feet (d)	$12,702	$9,176	$15,609	$7,660	$8,985	$7,965	$2,279	$1,380	$1,133	$24	$1,213	$68,126
Annualized Rent per occupied square foot (d)	$28.09	$27.40	$25.58	$29.26	$26.82	$30.21	$27.40	$30.95	$29.03	$60.00	$14.56	$27.16

Denver
Square Feet (b)	409,044	269,316	248,168	278,322	267,376	245,317	110,702	133,651	23,426	278,861	187,796	2,451,979
% Square Feet (c)	14.9%	9.8%	9.0%	10.1%	9.7%	8.9%	4.0%	4.9%	0.9%	10.1%	6.9%	89.2%
Annualized Rent for occupied square feet (d)	$7,522	$5,826	$5,602	$5,912	$5,653	$4,687	$2,076	$3,568	$475	$5,329	$3,247	$49,897
Annualized Rent per occupied square foot (d)	$18.39	$21.63	$22.57	$21.24	$21.14	$19.11	$18.75	$26.70	$20.28	$19.11	$17.29	$20.35

San Diego
Square Feet (b)	143,550	278,062	477,076	439,053	356,758	55,034	31,844	10,052	73,878	69,282	32,483	1,967,072
% Square Feet (c)	6.5%	12.6%	21.6%	19.9%	16.2%	2.5%	1.4%	0.5%	3.3%	3.1%	1.5%	89.1%
Annualized Rent for occupied square feet (d)	$4,820	$9,787	$14,319	$13,476	$11,845	$1,915	$1,226	$383	$2,294	$2,809	—	$62,874
Annualized Rent per occupied square foot (d)	$33.58	$35.20	$30.01	$30.69	$33.20	$34.80	$38.50	$38.10	$31.05	$40.54	—	$31.96

Stamford
Square Feet (b)	117,125	225,815	242,571	198,385	259,725	141,315	154,327	47,928	—	108,179	12,916	1,508,286
% Square Feet (c)	7.1%	13.7%	14.7%	12.0%	15.7%	8.5%	9.3%	2.9%	—	6.5%	0.8%	91.2%
Annualized Rent for occupied square feet (d)	$4,395	$8,081	$8,501	$7,241	$9,553	$4,859	$4,991	$1,559	—	$3,699	—	$52,879
Annualized Rent per occupied square foot (d)	$37.52	$35.79	$35.05	$36.50	$36.78	$34.38	$32.34	$32.53	—	$34.19	—	$35.06

Oakland
Square Feet (b)	185,973	329,042	319,349	208,242	193,976	24,148	36,272	—	7,066	—	14,266	1,318,334
% Square Feet (c)	13.0%	22.9%	22.3%	14.5%	13.5%	1.7%	2.5%	—	0.5%	—	1.0%	91.9%
Annualized Rent for occupied square feet (d)	$5,347	$9,340	$9,142	$5,735	$6,632	$601	$924	—	$143	—	—	$37,864
Annualized Rent per occupied square foot (d)	$28.75	$28.39	$28.63	$27.54	$34.19	$24.89	$25.47	—	$20.24	—	—	$28.72

Equity Office Properties Trust
Total Office Portfolio
Lease Expiration Schedule
December 31, 2006

	Year of Expiration
(Dollars in thousands except per square foot amounts)	2007 (a)	2008	2009	2010	2011	2012	2013	2014	2015	2016	Thereafter (e)	Totals

All Others
Square Feet (b)	571,389	1,085,945	629,646	703,183	566,199	469,550	204,138	149,335	243,286	127,356	878,904	5,628,931
% Square Feet (c)	8.9%	17.0%	9.9%	11.0%	8.9%	7.3%	3.2%	2.3%	3.8%	2.0%	13.8%	88.1%
Annualized Rent for occupied square feet (d)	$13,717	$25,024	$16,435	$18,989	$14,163	$13,229	$6,050	$4,184	$6,700	$3,855	$25,781	$148,127
Annualized Rent per occupied square foot (d)	$24.01	$23.04	$26.10	$27.00	$25.01	$28.17	$29.64	$28.02	$27.54	$30.27	$29.33	$26.32

Total Portfolio
Square Feet (b)	9,806,346	13,063,563	12,404,160	14,394,039	11,516,692	7,745,162	6,090,625	4,780,105	4,847,442	3,701,290	6,580,898	94,930,322
% Square Feet (c)	9.5%	12.7%	12.0%	14.0%	11.2%	7.5%	5.9%	4.6%	4.7%	3.6%	6.3%	92.0%
Annualized Rent for occupied square feet (d)	$297,784	$401,038	$404,398	$464,769	$385,427	$279,524	$213,198	$154,752	$152,734	$160,766	$205,414	$3,119,804
Annualized Rent per occupied square foot (d)	$30.37	$30.70	$32.60	$32.29	$33.47	$36.09	$35.00	$32.37	$31.51	$43.44	$31.21	$32.86

(a)	494,332 square feet expiring in 2007 is from month to month leases.

(b)	Represents occupied square feet of expiring leases as of the reporting date.

(c)	Represents occupied square feet of expiring leases in the market divided by the market’s total building square feet.

(d)	Annualized rent is the monthly contractual rent as of the reporting date under existing leases in which occupancy has commenced as of the reporting date multiplied by 12 months (“Annualized Rent”). If the current rent payable is $0 (as a result of rent abatements), then the first monthly rent payment due under the existing lease is used to calculate annualized rent. The contractual rent amounts include total base rent and estimated expense reimbursements from tenants as of the reporting date before any adjustments for rent abatements and contractual increases or decreases in rent subsequent to December 31, 2006. Total rent abatements for leases in which occupancy has commenced as of the reporting date for the period from January 1, 2007 to December 31, 2007 are approximately $32.4 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

(e)	EOP management offices and owner-building use space totaling 926,376 square feet is included in square feet, however, the rent per square foot is $0.

Equity Office Properties Trust
Total Office Portfolio
Rent Expiration by Market 2007 to 2009
December 31, 2006

	Percentage of Total Annualized Rent Associated with Expiring Leases (a)
Market	2007	2008	2009	Total

Boston	1.11%	2.15%	1.65%	4.91%
San Francisco	1.08%	1.87%	1.08%	4.03%
Los Angeles	1.02%	0.66%	0.81%	2.49%
New York	0.58%	0.21%	2.46%	3.25%
San Jose	0.51%	0.38%	0.54%	1.43%
Seattle	0.47%	0.84%	1.10%	2.41%
Washington, D.C.	0.84%	1.00%	0.77%	2.61%
Chicago	0.56%	1.49%	0.73%	2.78%
Orange County	0.83%	1.24%	0.62%	2.69%
Atlanta	0.36%	0.20%	0.31%	0.87%
Portland	0.40%	0.39%	0.52%	1.31%
Austin	0.23%	0.25%	0.15%	0.63%
Sacramento	0.41%	0.29%	0.50%	1.20%
Denver	0.24%	0.19%	0.18%	0.61%
San Diego	0.15%	0.31%	0.46%	0.92%
Stamford	0.14%	0.26%	0.27%	0.67%
Oakland	0.17%	0.30%	0.29%	0.76%
All Others	0.44%	0.80%	0.53%	1.77%

Total	9.54%	12.83%	12.97%	35.34%

(a)	Annualized rent is the monthly contractual rent as of the reporting date under existing leases in which occupancy has commenced as of the reporting date multiplied by 12 months (“Annualized Rent”). If the current rent payable is $0 (as a result of rent abatements), then the first monthly rent payment due under the existing lease is used to calculate annualized rent. The contractual rent amounts include total base rent and estimated expense reimbursements from tenants as of the reporting date before any adjustments for rent abatements and contractual increases or decreases in rent subsequent to December 31, 2006. Total rent abatements for leases in which occupancy has commenced as of the reporting date for the period from January 1, 2007 to December 31, 2007 are approximately $32.4 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

Equity Office Properties Trust
Total Office Portfolio
Lease Distribution by Size
December 31, 2006

		Percentage of Total		Percentage of Total	Annualized Rent per
	Total Occupied	Office Portfolio Occupied	Annualized Rent (in	Office Portfolio	Occupied Square
Square Feet	Square Feet (a)	Square Feet	thousands) (b)	Annualized Rent (b)	Foot (b)

2,500 or Less	4,595,242	4.8%	$128,204	4.1%	$27.90
2,501 - 5,000	7,691,483	8.1%	217,215	7.0%	28.24
5,001 - 7,500	6,283,413	6.6%	182,963	5.9%	29.12
7,501 - 10,000	5,065,713	5.3%	147,462	4.7%	29.11
10,001 - 20,000	14,412,176	15.2%	431,653	13.8%	29.95
20,001 - 40,000	14,882,407	15.7%	481,131	15.4%	32.33
40,001 - 60,000	9,187,667	9.7%	301,674	9.7%	32.83
60,001 - 100,000	9,665,226	10.2%	323,228	10.4%	33.44
100,001 or Greater	23,146,995	24.4%	906,274	29.0%	39.15

Total / Weighted Average	94,930,322	100%	$3,119,804	100%	$32.86

(a)	Total net rentable square feet for office properties is as follows:

	Square Feet	Percent of Total

Occupied by tenants	94,003,946	91.1%
Used for EOP management offices and owner building use space	926,376	0.9%

Total occupied square feet	94,930,322	92.0%
Leased and unoccupied square feet	1,323,694	1.3%
Unleased square feet	6,882,688	6.7%

Total rentable square feet	103,136,704	100.0%

(b)	Annualized rent is the monthly contractual rent as of the reporting date under existing leases in which occupancy has commenced as of the reporting date multiplied by 12 months (“Annualized Rent”). If the current rent payable is $0 (as a result of rent abatements), then the first monthly rent payment due under the existing lease is used to calculate annualized rent. The contractual rent amounts include total base rent and estimated expense reimbursements from tenants as of the reporting date before any adjustments for rent abatements and contractual increases or decreases in rent subsequent to December 31, 2006. Total rent abatements for leases in which occupancy has commenced as of the reporting date for the period from January 1, 2007 to December 31, 2007 are approximately $32.4 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

Equity Office Properties Trust
Total Office Portfolio
Distribution by Industry
December 31, 2006

				Percentage of Office
			Occupied Square	Portfolio Occupied
NAICS Code		Classification	Feet	Square Feet
	541	Professional, Scientific and Technical Services	33,078,250	34.8	%(a)
	521-525	Finance and Insurance	26,304,857	27.7	%(b)
	511-514	Information	6,518,389	6.8	%(c)
	311-339	Manufacturing	4,571,809	4.8%
	921-928	Public Administration	3,999,437	4.2%
	561-562	Administrative and Support and Waste Management and Remediation Services	2,841,974	3.0%
	531-533	Real Estate, Rental and Leasing	2,486,567	2.6%
	441-454	Retail Trade	1,769,935	1.9%
	711-713	Arts, Entertainment and Recreation	1,852,455	2.0%
	621-624	Health Care and Social Assistance	1,460,097	1.5%
	811-824	Other Services (except Public Administration)	1,597,000	1.7%
	421-422	Wholesale Trade	1,067,495	1.1%
	611	Educational Services	1,247,484	1.3%
	721-722	Accommodation and Food Services	1,137,595	1.2%
Other		Other	4,996,978	5.4%

Total			94,930,322	100.0%

(a)	Professional, Scientific and Technical Services includes the following:
	5411	Legal Services	14,513,318	15.3%
	5412	Accounting, Tax Preparation, Bookkeeping and Payroll Services	2,838,295	3.0%
	5413	Architectural, Engineering, and Related Services	1,853,553	1.9%
	5415	Computer Systems Design and Related Services	4,471,479	4.7%
	5416	Management, Scientific and Technical Consulting Services (Marketing Consulting Services)	6,648,577	7.0%
		Other Professional, Scientific and Technical Services	2,753,028	2.9%

		Total Professional, Scientific and Technical Services	33,078,250	34.8%

(b)	Finance and Insurance includes the following:
	523	Securities, Commodity Contracts and Other Financial Investments and Related Activities	9,652,384	10.2%
	524	Insurance Carriers and Related Activities	6,352,259	6.7%
	5221	Depository Credit Intermediation (Banks, S&Ls, Credit Unions)	5,374,877	5.6%
		Other Finance and Insurance	4,925,337	5.2%

		Total Finance and Insurance	26,304,857	27.7%

(c)	Information includes the following:
	511	Publishing Industries	3,618,348	3.8%
	5133	Telecommunications	2,697,443	2.8%
		Other Information	202,598	0.2%

		Total Information	6,518,389	6.8%

Forward — Looking Statements
This Supplemental Operating and Financial Data Report includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements and that should be considered in evaluating this Supplemental Operating and Financial Data Report and the outlook of Equity Office include, but are not limited to, changes in economic, business and competitive conditions, and other factors affecting the operation of the business of Equity Office. These and other risks and uncertainties are detailed from time to time in Equity Office’s filings with the SEC, including its Form 10-K filed on March 15, 2006, as amended by Part II — Item 1A of our Form 10-Q filed on August 8, 2006. Equity Office is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements, whether as a result of changes, new information, subsequent events or otherwise.